PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND,
U.S. GOVERNMENT INCOME FUND, INVESTMENT GRADE INCOME FUND
& HIGH INCOME FUND
                                                               SEMIANNUAL REPORT



                                                                   July 15, 1998

Dear Shareholder,

We are pleased to present you with the semiannual report for the PaineWebber Low Duration U.S. Government Income Fund, the PaineWebber U.S. Government Income Fund, the PaineWebber Investment Grade Income Fund and the PaineWebber High Income Fund for the six-month period ended May 31, 1998.


     PAINEWEBBER LOW DURATION
     U.S. GOVERNMENT INCOME
     FUND
     FUND PROFILE

-    GOAL:
     High income with low
     NAV volatility and
     preservation of capital

-    PORTFOLIO MANAGER/
     SUBADVISER:
     William Powers,
     Pacific Investment
     Management Company

-    TOTAL NET ASSETS:
     $146.1 million as of
     May 31, 1998

-    DIVIDEND PAYMENTS:
     Monthly


PAINEWEBBER
LOW DURATION
U.S. GOVERNMENT
INCOME FUND

Percent of portfolio assets
as of May 31, 1998*


[PIE CHART]

Agency Mortgage
Pass-Throughs                           42.9%

ARMS                                    39.6%

Cash & Cash Equivalents                 11.9%

CMOs                                     4.3%

U.S. Treasury Inflation
Index Notes                              1.3%

*Allocations subject to change


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------
[GRAPHIC]

     Aided by low inflation, a budget surplus and a strong dollar, interest rates fell across the yield curve through the six-month period ended May 31, 1998. The 30-year Treasury bond began the period yielding slightly over 6.00% and ended at 5.80%. The main themes affecting the market were little inflationary pressure despite a strong domestic economy, and the Asian crisis, which continued to drive "flight-to-quality" demand for U.S. Treasury debt.

     Through most of last year -- as above-trend economic growth persisted -- the Federal Reserve monitored the economy with a "tightening bias," i.e., a predisposition to raise interest rates if the risk of inflation appeared to increase. In December the Fed adopted a neutral stance, a sign that it did not consider inflation an imminent threat. The Fed perceived that the Asian crisis would slow the U.S. economy by reducing demand for U.S. exports. During the spring of 1998, strong domestic demand persisted despite the slowing effect of Asia, and in March the Fed reverted to its tightening bias.


PORTFOLIO REVIEWS
--------------------------------------------------------------------------------
PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

[GRAPHIC]

PERFORMANCE--

     The Fund's total return (the net asset value change with dividends reinvested) for the six-month period ended May 31, 1998, without deducting sales charges, was 3.18% for Class A shares, 2.77% for Class B shares, 2.88% for Class C shares and 3.29% for Class Y shares.

     For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares gained 0.22%, Class B shares lost 0.23% and Class C shares gained 2.13%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--

     We remained bullish on bonds during the six months ending May 31, 1998 expecting interest rates to fall. To capture the expected price gain from falling rates we kept portfolio duration at about 0.5 years above that of its benchmark, the Merrill Lynch 1-3 Year Treasury Index (the "Index"). This strategy paid off as interest rates declined.

     We focused the portfolio's holdings on high-quality, mortgage-backed securities, choosing adjustable-rate, lower-coupon and other types of securities that are less prepayment sensitive -- an important attribute in a declining interest rate

SEMIANNUAL REPORT



environment. As interest rates drop, homeowners refinance their mortgages, which increases cash flows to investors in those mortgages. The investors must then reinvest those cash flows at the prevailing lower market interest rates. By structuring the Fund's holdings to be less prepayment sensitive we gained the extra yield from these mortgages while protecting the portfolio from reinvestment risk.

OUTLOOK--

     We intend to maintain portfolio duration about 0.5 year above the benchmark duration, since we expect that low inflation will cause long-term interest rates to move lower. In anticipation of an economic slowdown and a potential steepening of the yield curve, we expect to shift the Fund to a greater concentration on intermediate maturities (a "bullet" structure). We believe mortgages remain the most prudent way to enhance yield without adding undue risk, especially if interest-rate volatility stays low in the coming quarters. We will focus on discount-coupon mortgages, which offer the most attractive spreads to Treasury yields.


     PAINEWEBBER U.S.
     GOVERNMENT INCOME FUND
     FUND PROFILE

-    GOAL:
     High current income
     consistent with
     preservation of capital
     and liquidity

-    PORTFOLIO MANAGERS:
     Nirmal Singh,
     Craig Varrelman,
     Mitchell Hutchins Asset
     Management Inc.

-    TOTAL NET ASSETS:
     $344.1 million as of
     May 31, 1998

-    DIVIDEND PAYMENTS:
     Monthly


PAINEWEBBER
U.S. GOVERNMENT
INCOME FUND

Percent of net assets
as of May 31, 1998*


[PIE CHART]


U.S. Treasurys                          28.5%

Agency Notes                            14.7%

Agency Mortgage
Pass-Throughs                           32.8%

Collateralized Mortgage
Obligations                             21.6%

Cash & Cash Equivalents                  2.4%

*Allocations subject to change


--------------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE--

     The Fund's total return (the net asset value change with dividends reinvested) for the six-month period ended May 31, 1998, without deducting sales charges, was 3.59% for Class A shares, 3.18% for Class B shares, 3.33% for Class C shares and 3.74% for Class Y shares.

     For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares lost 0.53%, Class B shares lost 1.82% and Class C shares gained 2.58%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--

     During the six-month period, the Fund benefited from its positions in mortgage-backed securities and U.S. government agency obligations. Both sectors performed fairly well compared to Treasurys, especially considering the high rate of mortgage prepayments during the period. Our emphasis on lower-coupon mortgages and other securities less sensitive to prepayment risk was appropriate in such an environment.

OUTLOOK--

     We are maintaining the Fund's heavy weightings in these sectors, although our security selections now reflect a bias towards greater convexity to protect the portfolio from prepayment risk. While the current, high rate of mortgage prepayments is likely to peak, risks of further acceleration will haunt the market as long as Treasury yields persist at present levels (i.e., as long as interest rates remain low).

     Our broad strategy is still focused on adding value through yield -- with the Federal Reserve still on hold there is reason to believe that volatility will remain subdued. For the present, however, we believe call protections and convexity are the keys to outperformance.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND,
U.S. GOVERNMENT INCOME FUND, INVESTMENT GRADE INCOME FUND
& HIGH INCOME FUND
                                                               SEMIANNUAL REPORT



     PAINEWEBBER INVESTMENT
     GRADE INCOME FUND
     FUND PROFILE

-    GOAL:
     High current income
     consistent with
     preservation of capital
     and liquidity

-    PORTFOLIO MANAGERS:
     Julieanna Berry,
     James Keegan,
     Mitchell Hutchins Asset
     Management Inc.

-    TOTAL NET ASSETS:
     $290.9 million as of
     May 31, 1998

-    DIVIDEND PAYMENTS:
     Monthly


PAINEWEBBER
INVESTMENT
GRADE INCOME
FUND

Credit quality as percent
of net assets, May 31, 1998*


AAA                                     16.0%

AA                                       6.1%

A                                       20.0%

BBB                                     29.7%

BB                                      28.2%

*Allocations subject to change


--------------------------------------------------------------------------------
PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE--

     The Fund's total return (the net asset value change with dividends reinvested) for the six-month period ended May 31, 1998, without deducting sales charges, was 4.53% for Class A shares, 4.14% for Class B shares and 4.28% for Class C shares.

     For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares gained 0.37%, Class B shares lost 0.86% and Class C shares gained 3.53%.

     THE WALL STREET JOURNAL Mutual Fund Scorecard has ranked the Fund among the top 15 BBB-rated bond funds, based on its 12-month returns, for six of the last nine months ending May 31, 1998.

PORTFOLIO HIGHLIGHTS--

     Corporate bond prices fell at the beginning of 1998 in response to record issuance. Corporates bounced back, however, and finished May as the top-performing market sector. Within the corporate sector, cable/media and insurance issues were among the best performers.

     Compared to the Lehman Brothers Corporate Bond Index (the "Index"), the Fund was overweighted in cable/media (9.7% of net assets on May 31, 1998) and insurance issues (9.6%). The Fund maintained a weighted average duration of six years, about the same as the Index. In the wake of falling oil prices and an overvalued sector, we reduced the Fund's energy positions. Credit quality and security selection remained the Fund's key themes, and both contributed to performance during the period.

     We continue to seek yield in corporate sub-sectors with stable to positive fundamentals:

- INSURANCE: We believe consolidation will be a driving force behind performance. We seek companies with interesting niche strategies and strong management. Contributors to Fund performance were Prudential Insurance Company (2.4% of net assets on May 31, 1998) and BBB-rated USF&G Corporation (1.6%), recently acquired by AA-rated St. Paul Companies. Other strong performers included Lumberman's Mutual (2.1%) and Markel Corp. (1.2%).

- CABLE/MEDIA: The Fund benefited from its position in Viacom, which was placed on an upgrade watch by Standard & Poor's and Moody's after it announced plans to sell about $4 billion of its publishing assets. We sold the Fund's Viacom position during the first quarter of 1998. Another good performer was TCI (2.9% of net assets on May 31, 1998), whose positive earnings announcements and growth in subscribers led to an upgrade earlier this year.

- HIGH YIELD/CROSSOVER MARKET: This group contains companies that straddle the investment-grade and noninvestment-grade sectors of the market. Crossovers comprised 28% of the Fund's net assets on May 31, 1998. The Fund's holdings include Mark IV (2.4%), Tenet Healthcare (1.8%) and Fred Meyer (1.7%).

OUTLOOK--

     As the business cycle ages and earnings comparisons become tougher, careful security selection and opportunistic investing take on added significance. Our investment approach and philosophy emphasize proactive, fundamental credit research combined with bottom-up security selection in stable-to-improving sectors. We think our approach will serve the Fund well in the market environment we foresee: yield spreads between corporates and Treasurys holding steady to slightly wider. Against the backdrop of slowing but still above-trend economic growth and low inflationary pressure, we expect the 30-year Treasury bond to trade within a 5.50-6.00% range.

SEMIANNUAL REPORT



     PAINEWEBBER HIGH INCOME
     FUND
     FUND PROFILE

-    GOAL:
     High income

-    PORTFOLIO MANAGER:
     Thomas Libassi,
     Mitchell Hutchins Asset
     Management Inc.

-    TOTAL NET ASSETS:
     $640.6 million as of
     May 31, 1998

-    DIVIDEND PAYMENTS:
     Monthly


PAINEWEBBER
HIGH INCOME
FUND

Credit quality as percent
of net assets,
May 31, 1998*


BB & Higher                             25.0%

B                                       42.1%

CCC & Lower                              8.2%

Nonrated                                16.5%

Equity/Preferred                         5.9%

Cash & Cash Equivalents                  2.3%

*Allocations subject to change


--------------------------------------------------------------------------------
PAINEWEBBER HIGH INCOME FUND

PERFORMANCE--

     The Fund's total return (the net asset value change with dividends reinvested) for the six-month period ended May 31, 1998, without deducting sales charges, was 6.51% for Class A shares, 6.12% for Class B shares and 6.24% for Class C shares.

     For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares gained 2.22%, Class B shares gained 1.12% and Class C shares gained 5.49%.

PORTFOLIO HIGHLIGHTS--

     The high-yield market was the best performing fixed income sector from the beginning of the six-month period until mid-April. High demand for high-yield debt created opportunity for issuers, and more than 170 new issuers entered the market during April and May -- an average of four per day. The resulting supply bulge dragged down prices, transforming the high-yield sector from a seller's to a buyer's market. Yield spreads to Treasurys widened from 340 to 385 basis points. (A basis point equals 1/100 of one percent.)

     The Fund began the period underweighted in energy issuers (2.8% of net assets on November 30, 1997) versus its benchmark, the Credit Suisse First Boston High Yield Index (the "Index"). As oil prices declined, the sector cheapened and better-quality names with good fundamentals became more affordable. By period-end we had increased the Fund's energy holdings to 8.4% of net assets, an overweighting versus the Index. The Fund's energy holdings consist entirely of oil-service companies. Among our favorites is Grant Geophysical (1.2%), which produces 3-D seismic studies that reduce the cost of oil exploration.

     We reduced our media holdings during the period, from 11.2% on November 30, 1997 to 7.7% on May 31, 1998. Our ongoing strategy of reducing exposure to newspaper companies accounted for part of this reduction. We also eliminated several positions in Mexican issuers that did not compensate us sufficiently for the risk of the Mexican market.

OUTLOOK--

     We do not plan to change our portfolio strategy over the next six months, though we may take advantage of tactical opportunities to enhance yield by increasing the Fund's holdings of B-rated securities.

     We are looking to buy the debt of industry consolidators in the belief that as these companies expand and cut costs their securities will gain value. The Fund's holdings now include Packaged Ice (1.5% of net assets on May 31, 1998), the biggest distributor of manufactured ice in the United States, and Verio (1.1%), an Internet service provider that is reducing expenses by putting acquired providers on a common Internet backbone.

     High-yield prices have gotten low enough that bank loans offer an attractive alternative to issuing debt. We therefore expect the wave of new issuance to subside by July as opportunistic issuers drop out of the market. We believe that yield spreads to Treasurys should tighten again as supply falls.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND,
U.S. GOVERNMENT INCOME FUND, INVESTMENT GRADE INCOME FUND
& HIGH INCOME FUND
                                                               SEMIANNUAL REPORT


GENERAL OUTLOOK
--------------------------------------------------------------------------------
[GRAPHIC]

     We remain bullish on bonds despite recent volatility in the marketplace. The demand for U.S. debt remains high as the "flight to quality" continues. We believe the Federal Reserve will hold monetary policy steady for the foreseeable future due to the offsetting forces of a strong domestic economy and weak international economies, particularly in Asia.

     The U.S. economy has grown significantly above trend in the first half of 1998, while the Asian turmoil has kept inflation in check. Recent declines in Asia could slow U.S. growth but we still think U.S. gross domestic product will grow above trend, perhaps 2.0-2.5% for the second half of the year. Inflation still is likely to remain low, particularly in the manufacturing sector where Asian goods now hold a price advantage over U.S. goods.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

     For a quarterly FUND PROFILE on the PaineWebber Low Duration U.S. Government Income Fund, the PaineWebber U.S. Government Income Fund, the PaineWebber Investment Grade Income Fund, the PaineWebber High Income Fund or other funds in the PaineWebber Family of Funds,(1) please contact your investment executive.

Sincerely,


/s/ Margo Alexander      /s/ Julieanna M. Berry        /s/ James F. Keegan

MARGO ALEXANDER          JULIEANNA M. BERRY            JAMES F. KEEGAN
President                Portfolio Manager             Portfolio Manager
Mitchell Hutchins        PaineWebber Investment        PaineWebber Investment
Asset Management Inc.    Grade Income Fund             Grade Income Fund





(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

SEMIANNUAL REPORT




/s/ Thomas J. Libassi              /s/ William C. Powers

THOMAS J. LIBASSI                  WILLIAM C. POWERS
Portfolio Manager                  Managing Director
PaineWebber                        Pacific Investment
High Income Fund                   Management Company
                                   Portfolio Manager
                                   PaineWebber Low Duration
                                   U.S. Government Income Fund




/s/ Nirmal Singh                   /s/ Craig M. Varrelman

NIRMAL SINGH                       CRAIG M. VARRELMAN
Portfolio Manager                  Portfolio Manager
PaineWebber U.S. Government        PaineWebber U.S. Government
Income Fund                        Income Fund




     This letter is intended to assist shareholders in understanding how the Funds performed during the six-month period ended May 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                             NET ASSET VALUE                          TOTAL RETURN(1)
                                 ----------------------------------------   -----------------------------------
                                                                             12 MONTHS ENDED       6 MONTHS
                                  05/31/98     11/30/97       05/31/97          05/31/98        ENDED 05/31/98
---------------------------------------------------------------------------------------------------------------
Class A Shares                      $9.00        $8.94       $8.64               10.44%               3.59%
---------------------------------------------------------------------------------------------------------------
Class B Shares                       9.00         8.94       8.65                 9.47                3.18
---------------------------------------------------------------------------------------------------------------
Class C Shares                       8.99         8.93       8.64                 9.77                3.33
---------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS        DIVIDENDS            TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED          PAID(2)           RETURN(1)
---------------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                   $9.57        $9.78           --          $0.3515                  5.95%
---------------------------------------------------------------------------------------------------------------
1985                                 9.78        10.32           --           1.2600                 19.79
---------------------------------------------------------------------------------------------------------------
1986                                10.32        10.21        $0.0053         1.1924                 11.18
---------------------------------------------------------------------------------------------------------------
1987                                10.21         9.34         0.0027         0.9160                  0.59
---------------------------------------------------------------------------------------------------------------
1988                                 9.34         9.18           --           0.8718                  7.83
---------------------------------------------------------------------------------------------------------------
1989                                 9.18         9.49           --           0.7994                 12.58
---------------------------------------------------------------------------------------------------------------
1990                                 9.49         9.57           --           0.7883                  9.67
---------------------------------------------------------------------------------------------------------------
1991                                 9.57        10.18           --           0.7683                 14.89
---------------------------------------------------------------------------------------------------------------
1992                                10.18        10.05           --           0.7372                  6.37
---------------------------------------------------------------------------------------------------------------
1993                                10.05        10.03           --           0.6590                  6.48
---------------------------------------------------------------------------------------------------------------
1994                                10.03         8.40           --           0.6014                (10.51)
---------------------------------------------------------------------------------------------------------------
1995                                 8.40         9.21           --           0.5807                 17.04
---------------------------------------------------------------------------------------------------------------
1996                                 9.21         8.74           --           0.5454                  0.98
---------------------------------------------------------------------------------------------------------------
1997                                 8.74         9.00           --           0.5355                  9.44
---------------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    9.00         9.00           --           0.1903                  2.13
---------------------------------------------------------------------------------------------------------------
                                                 Total:       $0.0080           $10.7972
---------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURN AS OF 05/31/98:       190.64%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS        DIVIDENDS            TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED           PAID             RETURN(1)
---------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                   $9.59       $10.19           --          $0.3535                 10.09%
---------------------------------------------------------------------------------------------------------------
1992                                10.19        10.05           --           0.6599                  5.31
---------------------------------------------------------------------------------------------------------------
1993                                10.05        10.04           --           0.5821                  5.78
---------------------------------------------------------------------------------------------------------------
1994                                10.04         8.40           --           0.5317                (11.28)
---------------------------------------------------------------------------------------------------------------
1995                                 8.40         9.21           --           0.5119                 16.14
---------------------------------------------------------------------------------------------------------------
1996                                 9.21         8.74           --           0.4789                  0.22
---------------------------------------------------------------------------------------------------------------
1997                                 8.74         9.00           --           0.4687                  8.61
---------------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    9.00         9.00           --           0.1638                  1.83
---------------------------------------------------------------------------------------------------------------
                                                Totals:       $0.0000        $3.7505
---------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURN AS OF 05/31/98:        40.98%
---------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

(2)  Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED         PAID          RETURN(1)
----------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                  $10.13       $10.05          --         $   0.3281             2.16%
----------------------------------------------------------------------------------------------------------
1993                                10.05        10.02          --             0.6089             5.85
----------------------------------------------------------------------------------------------------------
1994                                10.02         8.39          --             0.5557           (10.97)
----------------------------------------------------------------------------------------------------------
1995                                 8.39         9.20          --             0.5345            16.46
----------------------------------------------------------------------------------------------------------
1996                                 9.20         8.73          --             0.5008             0.47
----------------------------------------------------------------------------------------------------------
1997                                 8.73         8.99          --             0.4910             8.90
----------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    8.99         8.99          --             0.1732             1.94
----------------------------------------------------------------------------------------------------------
                                                Totals:    $   0.0000      $   3.1922
----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/98:        25.05%
----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

                                                                             % RETURN AFTER DEDUCTING
                                    % RETURN WITHOUT SALES CHARGE              MAXIMUM SALES CHARGE
                                 -----------------------------------    -----------------------------------
                                                CLASS                                  CLASS
                                 -----------------------------------    -----------------------------------
                                    A*           B**         C***          A*           B**         C***
-----------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/98         10.40%        9.52%        9.84%        6.02%        4.52%        9.09%
-----------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/98             4.16         3.36         3.63         3.32         3.05         3.63
-----------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/98              7.04          N/A          N/A         6.60          N/A          N/A
-----------------------------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/98+                   8.10         5.20         3.99         7.79         5.20         3.99
-----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 1998 and since inception, September 11, 1991 through May 31, 1998, Class Y shares have a total return of 3.74% and 43.83%, respectively. For the twelve months ended June 30, 1998 and for the period since inception, September 11, 1991 through June 30, 1998, Class Y shares have an average annual total return of 10.73% and 5.67%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                           NET ASSET VALUE                     TOTAL RETURN(1)
                                 -----------------------------------   -------------------------------
                                                                         12 MONTHS         6 MONTHS
                                 05/31/98     11/30/97     05/31/97    ENDED 05/31/98   ENDED 05/31/98
------------------------------------------------------------------------------------------------------
Class A Shares                   $   2.38     $   2.37     $   2.34          7.37%          3.18%
------------------------------------------------------------------------------------------------------
Class B Shares                       2.38         2.37         2.34          6.52          2.77
------------------------------------------------------------------------------------------------------
Class C Shares                       2.38         2.37         2.34          6.75          2.88
------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE         CAPITAL
                                 ----------------------      GAINS       DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING     ENDING      DISTRIBUTED      PAID          RETURN(1)
------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                $   2.50     $   2.48        --       $   0.0812             2.48%
------------------------------------------------------------------------------------------------------
1994                                 2.48         2.25        --           0.1217            (4.39)
------------------------------------------------------------------------------------------------------
1995                                 2.25         2.35        --           0.1357            10.75
------------------------------------------------------------------------------------------------------
1996                                 2.35         2.34        --           0.1360             5.57
------------------------------------------------------------------------------------------------------
1997                                 2.34         2.37        --           0.1201             7.05
------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    2.37         2.38        --           0.0486             2.49
------------------------------------------------------------------------------------------------------
                                                Totals:     $0.0000    $   0.6433
------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 05/31/98:        25.68%
------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE         CAPITAL
                                 ----------------------      GAINS       DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING     ENDING      DISTRIBUTED      PAID          RETURN(1)
------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                $   2.50     $   2.48        --       $   0.0687             1.97%
------------------------------------------------------------------------------------------------------
1994                                 2.48         2.25        --           0.1034            (5.14)
------------------------------------------------------------------------------------------------------
1995                                 2.25         2.35        --           0.1157             9.79
------------------------------------------------------------------------------------------------------
1996                                 2.35         2.34        --           0.1171             4.72
------------------------------------------------------------------------------------------------------
1997                                 2.34         2.37        --           0.1025             6.19
------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    2.37         2.38        --           0.0416             2.19
------------------------------------------------------------------------------------------------------
                                                Totals:     $0.0000    $   0.5490
------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 05/31/98:        20.68%
------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 -----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING      ENDING       DISTRIBUTED         PAID          RETURN(1)
-----------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                $   2.50      $   2.48         --          $   0.0730             2.14%
-----------------------------------------------------------------------------------------------------------
1994                                 2.48          2.25         --              0.1094            (4.89)
-----------------------------------------------------------------------------------------------------------
1995                                 2.25          2.35         --              0.1217            10.09
-----------------------------------------------------------------------------------------------------------
1996                                 2.35          2.34         --              0.1221             4.94
-----------------------------------------------------------------------------------------------------------
1997                                 2.34          2.37         --              0.1073             6.43
-----------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    2.37          2.38         --              0.0434             2.27
-----------------------------------------------------------------------------------------------------------
                                                 Totals:    $   0.0000      $   0.5769
-----------------------------------------------------------------------------------------------------------
                                                   CUMULATIVE TOTAL RETURN AS OF 05/31/98:        22.15%
-----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

                                  % RETURN WITHOUT SALES     % RETURN AFTER DEDUCTING
                                          CHARGE               MAXIMUM SALES CHARGE
                                 ------------------------   --------------------------
                                          CLASS                       CLASS
                                 ------------------------   --------------------------
                                  A*      B**      C***       A*      B**       C***
--------------------------------------------------------------------------------------
Twelve Months Ended 06/30/98      7.55%   6.67%      7.01%    4.42%    3.67%      6.26%
--------------------------------------------------------------------------------------
Five Years Ended 06/30/98         4.70    3.86       4.13     4.05     3.86       4.13
--------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/98+               4.65    3.81       4.08     4.01     3.81       4.08
--------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 3% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after 4 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations is May 3, 1993 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 1998 and since inception, October 20, 1995 through May 31, 1998, Class Y shares have a total return of 3.29% and 18.70%, respectively. For the six months ended June 30, 1998 and for the period since inception, October 20, 1995 through June 30, 1998, Class Y shares have an average annual return of 3.29% and 6.79%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                            NET ASSET VALUE                        TOTAL RETURN(1)
                                ----------------------------------------   -------------------------------
                                                                             12 MONTHS         6 MONTHS
                                 05/31/98     11/30/97       05/31/97      ENDED 05/31/98   ENDED 05/31/98
----------------------------------------------------------------------------------------------------------
Class A Shares                  $  10.97      $  10.85        $10.39            12.98%        4.53%
----------------------------------------------------------------------------------------------------------
Class B Shares                     10.97         10.85         10.39            12.14          4.14
----------------------------------------------------------------------------------------------------------
Class C Shares                     10.97         10.85         10.39            12.43          4.28
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE
                                -----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                  BEGINNING      ENDING       DISTRIBUTED         PAID          RETURN(1)
----------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                  $9.57         $9.77          --            $0.3549             5.88%
----------------------------------------------------------------------------------------------------------
1985                                9.77         10.52          --             1.3080            22.76
----------------------------------------------------------------------------------------------------------
1986                               10.52         10.75     $   0.0125          1.2060            14.47
----------------------------------------------------------------------------------------------------------
1987                               10.75          9.55         0.0279          0.9846            (1.51)
----------------------------------------------------------------------------------------------------------
1988                                9.55          9.51          --             0.8603             8.88
----------------------------------------------------------------------------------------------------------
1989                                9.51          9.77          --             0.8363            11.98
----------------------------------------------------------------------------------------------------------
1990                                9.77          9.54          --             0.8284             6.47
----------------------------------------------------------------------------------------------------------
1991                                9.54         10.42          --             0.8180            18.56
----------------------------------------------------------------------------------------------------------
1992                               10.42         10.50          --             0.8081             8.87
----------------------------------------------------------------------------------------------------------
1993                               10.50         11.08          --             0.7920            13.35
----------------------------------------------------------------------------------------------------------
1994                               11.08          9.70          --             0.7659            (5.59)
----------------------------------------------------------------------------------------------------------
1995                                9.70         10.79          --             0.7525            19.61
----------------------------------------------------------------------------------------------------------
1996                               10.79         10.46          --             0.7287             3.98
----------------------------------------------------------------------------------------------------------
1997                               10.46         10.92          --             0.7403            11.93
----------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                  10.92         10.97          --             0.2729             2.99
----------------------------------------------------------------------------------------------------------
                                                Totals:    $   0.0404      $  12.0569
----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/98:       276.73%
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE
                                -----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                  BEGINNING      ENDING       DISTRIBUTED         PAID          RETURN(1)
----------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                  $9.79      $  10.41          --         $   0.3795            10.39%
----------------------------------------------------------------------------------------------------------
1992                               10.41         10.49          --             0.7623             8.05
----------------------------------------------------------------------------------------------------------
1993                               10.49         11.08          --             0.7101            12.63
----------------------------------------------------------------------------------------------------------
1994                               11.08          9.70          --             0.6894            (6.30)
----------------------------------------------------------------------------------------------------------
1995                                9.70         10.79          --             0.6742            18.74
----------------------------------------------------------------------------------------------------------
1996                               10.79         10.45          --             0.6510             3.12
----------------------------------------------------------------------------------------------------------
1997                               10.45         10.92          --             0.6602            11.20
----------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                  10.92         10.97          --             0.2422             2.70
----------------------------------------------------------------------------------------------------------
                                                Totals:    $   0.0000      $   4.7689
----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/98:        76.93%
----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 ------------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING       ENDING       DISTRIBUTED         PAID          RETURN(1)
------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                $  10.48      $  10.50           --         $   0.3377             3.44%
------------------------------------------------------------------------------------------------------------
1993                                10.50         11.08           --             0.7383            12.80
------------------------------------------------------------------------------------------------------------
1994                                11.08          9.70           --             0.7022            (6.07)
------------------------------------------------------------------------------------------------------------
1995                                 9.70         10.79           --             0.6999            19.03
------------------------------------------------------------------------------------------------------------
1996                                10.79         10.46           --             0.6764             3.46
------------------------------------------------------------------------------------------------------------
1997                                10.46         10.92           --             0.6872            11.37
------------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                   10.92         10.97           --             0.2530             2.80
------------------------------------------------------------------------------------------------------------
                                                  Totals:    $   0.0000      $   4.0947
------------------------------------------------------------------------------------------------------------
                                                    CUMULATIVE TOTAL RETURN AS OF 05/31/98:        54.67%
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

                                                                          % RETURN AFTER DEDUCTING
                                   % RETURN WITHOUT SALES CHARGE            MAXIMUM SALES CHARGE
                                 ---------------------------------   ----------------------------------
                                               CLASS                               CLASS
                                 ---------------------------------   ----------------------------------
                                    A*         B**         C***         A*          B**         C***
-------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/98        12.66%      11.70%       12.10%       8.13%       6.70%       11.35%
-------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/98            7.44        6.64         6.93        6.57        6.33         6.93
-------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/98             9.52         N/A          N/A        9.08         N/A          N/A
-------------------------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/98+                 10.16        8.70         7.77        9.84        8.70         7.77
-------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception, February 20, 1998 through May 31, 1998 and since inception through June 30, 1998, Class Y shares had a total return of 1.57% and 2.89%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER HIGH INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                          NET ASSET VALUE                       TOTAL RETURN(1)
                               --------------------------------------   -------------------------------
                                                                          12 MONTHS         6 MONTHS
                                05/31/98     11/30/97     05/31/97      ENDED 05/31/98   ENDED 05/31/98
-------------------------------------------------------------------------------------------------------
Class A Shares                    $7.80      $7.63           $7.44          14.10%             6.51%
-------------------------------------------------------------------------------------------------------
Class B Shares                     7.80       7.63            7.44          13.27              6.12
-------------------------------------------------------------------------------------------------------
Class C Shares                     7.81       7.64            7.45          13.54              6.24
-------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                  NET ASSET VALUE
                               ---------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                 BEGINNING     ENDING      DISTRIBUTED       PAID(2)         RETURN(1)
-------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                 $9.57      $9.80         $0.0100         $0.3717             6.46%
-------------------------------------------------------------------------------------------------------
1985                               9.80      10.38           --             1.4080            21.67
-------------------------------------------------------------------------------------------------------
1986                              10.38      10.36          0.0250          1.4160            14.27
-------------------------------------------------------------------------------------------------------
1987                              10.36       8.88          0.0475          1.3010            (1.98)
-------------------------------------------------------------------------------------------------------
1988                               8.88       8.44           --             1.2317             9.13
-------------------------------------------------------------------------------------------------------
1989                               8.44       7.26           --             1.0687            (1.83)
-------------------------------------------------------------------------------------------------------
1990                               7.26       5.70           --             0.9744            (8.53)
-------------------------------------------------------------------------------------------------------
1991                               5.70       7.23           --             1.0159            47.02
-------------------------------------------------------------------------------------------------------
1992                               7.23       7.93           --             0.9698            24.06
-------------------------------------------------------------------------------------------------------
1993                               7.93       8.77           --             0.8894            22.74
-------------------------------------------------------------------------------------------------------
1994                               8.77       6.96           --             0.8576           (11.69)
-------------------------------------------------------------------------------------------------------
1995                               6.96       6.92           --             0.7879            10.96
-------------------------------------------------------------------------------------------------------
1996                               6.92       7.39           --             0.7001            17.73
-------------------------------------------------------------------------------------------------------
1997                               7.39       7.64           --             0.6727            12.98
-------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                  7.64       7.80           --             0.2375             5.23
-------------------------------------------------------------------------------------------------------
                                             Totals:       $0.0825      $  13.9024
-------------------------------------------------------------------------------------------------------
                                               CUMULATIVE TOTAL RETURN AS OF 05/31/98:       336.58%
-------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                  NET ASSET VALUE
                               ---------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                 BEGINNING     ENDING      DISTRIBUTED         PAID          RETURN(1)
-------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                 $6.85      $7.22           --            $0.4960            12.92%
-------------------------------------------------------------------------------------------------------
1992                               7.22       7.92           --             0.9037            23.07
-------------------------------------------------------------------------------------------------------
1993                               7.92       8.77           --             0.8237            21.97
-------------------------------------------------------------------------------------------------------
1994                               8.77       6.96           --             0.7969           (12.34)
-------------------------------------------------------------------------------------------------------
1995                               6.96       6.92           --             0.7344            10.15
-------------------------------------------------------------------------------------------------------
1996                               6.92       7.38           --             0.6466            16.70
-------------------------------------------------------------------------------------------------------
1997                               7.38       7.64           --             0.6163            12.31
-------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                  7.64       7.80           --             0.2160             4.95
-------------------------------------------------------------------------------------------------------
                                             Totals:       $0.0000         $5.2336
-------------------------------------------------------------------------------------------------------
                                               CUMULATIVE TOTAL RETURN AS OF 05/31/98:       126.19%
-------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

(2)  Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER HIGH INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE
                                 ---------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING     ENDING      DISTRIBUTED         PAID          RETURN(1)
---------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                $   7.80      $7.94           --         $   0.4041             7.07%
---------------------------------------------------------------------------------------------------------
1993                                 7.94       8.79           --             0.8456            22.22
---------------------------------------------------------------------------------------------------------
1994                                 8.79       6.97           --             0.8185           (12.20)
---------------------------------------------------------------------------------------------------------
1995                                 6.97       6.93           --             0.7528            10.40
---------------------------------------------------------------------------------------------------------
1996                                 6.93       7.40           --             0.6653            17.13
---------------------------------------------------------------------------------------------------------
1997                                 7.40       7.65           --             0.6360            12.42
---------------------------------------------------------------------------------------------------------
01/01/98-05/31/98                    7.65       7.81           --             0.2236             5.04
---------------------------------------------------------------------------------------------------------
                                               Totals:    $   0.0000      $   4.3459
---------------------------------------------------------------------------------------------------------
                                                 CUMULATIVE TOTAL RETURN AS OF 05/31/98:        75.46%
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

                                   % RETURN WITHOUT SALES      % RETURN AFTER DEDUCTING
                                           CHARGE                MAXIMUM SALES CHARGE
                                 ---------------------------   -------------------------
                                            CLASS                        CLASS
                                 ---------------------------   -------------------------
                                   A*        B**       C***      A*      B**       C***
----------------------------------------------------------------------------------------
Twelve Months Ended 06/30/98       11.74%    10.76%    11.18%    7.32%    5.76%    10.43%
----------------------------------------------------------------------------------------
Five Years Ended 06/30/98           8.07      7.27      7.53     7.19     6.99      7.53
----------------------------------------------------------------------------------------
Ten Years Ended 06/30/98           10.75       N/A       N/A    10.31      N/A       N/A
----------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/98+                11.23     12.34      9.79    10.90    12.34      9.79
----------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception, February 20, 1998 through May 31, 1998, and since inception through June 30, 1998, Class Y shares had a total return of 1.96% and 1.86%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1998(UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                         MATURITY DATES       INTEREST RATES        VALUE
---------                                    --------------------   -----------------   ------------
U.S. GOVERNMENT OBLIGATIONS--28.44%
$  65,186+  U.S. Treasury Bonds...........   05/15/04 to 11/15/24   7.500 to 12.375%    $ 85,052,807
   12,815   U.S. Treasury Notes...........   12/31/99 to 01/31/03    5.500 to 5.625       12,815,071
                                                                                        ------------
Total U.S. Government Obligations
  (cost--$96,089,645).....................                                                97,867,878
                                                                                        ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.63%
    4,719   GNMA..........................         11/15/17                  8.500         5,037,143
      240   GNMA..........................   10/15/16 to 05/15/18            9.000           259,746
       85   GNMA..........................         08/15/17                  9.500            92,552
    1,457   GNMA..........................         4/15/15                  11.000         1,613,247
   10,730   GNMA..........................         09/15/20                 11.500        12,064,453
      302   GNMA 30 year TBA..............           TBA                     7.500           310,604
                                                                                        ------------
Total Government National Mortgage
  Association Certificates
  (cost--$19,070,490).....................                                                19,377,745
                                                                                        ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--8.79%
      296   FHLMC.........................         03/01/09                  6.500           298,848
      158   FHLMC.........................         08/01/25                  7.000           160,104
   11,365   FHLMC.........................         04/01/25                  9.000        12,204,308
    2,303   FHLMC.........................         12/01/05                 10.500         2,468,813
    5,197+  FHLMC.........................         01/01/16                 11.000         5,850,549
    4,109   FHLMC.........................         10/01/16                 11.500         4,672,224
    4,411+  FHLMC CMT ARM.................         10/01/23                  7.851         4,594,421
                                                                                        ------------
Total Federal Home Loan Mortgage
  Corporation Certificates
  (cost--$29,993,767).....................                                                30,249,267
                                                                                        ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATIONS--18.33%
    9,878   FNMA..........................         09/01/25                  8.500        10,421,025
    2,297   FNMA..........................         05/01/09                  9.000         2,448,088
   11,200   FNMA 30 year TBA COFI ARM.....           TBA                     6.100        11,263,000
   34,985   FNMA 30 year TBA..............           TBA                     6.500        34,766,346
      102   FNMA 15 year TBA..............           TBA                     7.500           105,227
    3,952   FNMA 30 year TBA..............           TBA                     7.500         4,062,178
                                                                                        ------------
Total Federal National Mortgage
  Association Certificates
  (cost--$62,660,388).....................                                                63,065,864
                                                                                        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--21.62%
    5,387   Amresco Commercial Mortgage
              Funding I Corporation,
              Series 1997-C1, Class A1....         06/17/29                  6.730         5,434,854
      190   Collateralized Mortgage
              Obligation Trust, Series 14,
              Class Z.....................         01/01/17                  8.000           190,956
      773   CS First Boston Mortgage
              Securities Corp., Series
              1995-WF1, Class A1..........         12/21/27                  6.452           775,160
    2,371   CS First Boston Mortgage
              Securities Corp. Series
              1997-2A.....................         06/01/20                  7.500         2,439,447
    2,782   DLJ Mortgage Acceptance Corp.,
              Series 1997-CF1, Class
              A1A.........................         05/15/06                  7.400         2,912,896
    3,302   FDIC REMIC Trust, 1996-C1,
              Class 1A....................         05/25/26                  6.750         3,330,339
    6,734   FNMA REMIC Series 1987-2,
              Class Z.....................         11/25/17                 11.000         7,574,571
    5,000   FNMA REMIC Series 1993-87,
              Class J.....................         04/25/22                  6.250         4,934,048
    1,171   FNMA REMIC Series 1996-M6,
              Class E.....................         09/17/19                  7.750         1,180,270
    5,057   GMAC Commercial Mortgage
              Securities, Inc., Series
              1996-C1, Class A2A..........         09/15/03                  6.790         5,170,588
    6,640   GMAC Commercial Mortgage
              Securities, Inc., Series
              1997-C2, Class A1...........         12/15/04                  6.451         6,735,964
    6,133   Merrill Lynch Mortgage
              Investors, Inc., Series
              1996-C1, Class A1...........         04/25/28                  7.150         6,321,606
    5,790   Morgan Stanley Capital I
              Incorporated, Series
              1997-WF1, Class A1..........         10/15/06                  6.830         5,952,610
    4,000   Morgan Stanley Capital I
              Series 1997-ALIC, Class
              A1B.........................         11/05/02                  6.440         4,052,200

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PRINCIPAL
 AMOUNT
  (000)                                         MATURITY DATES       INTEREST RATES        VALUE
---------                                    --------------------   -----------------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONCLUDED)
$   4,935   Mortgage Capital Funding,
              Inc., Series 1998-MC1, Class
              A2..........................         01/18/08                  6.663   %  $  5,063,002
   12,000   Nomura Asset Securities
              Corporation Series 1998-D6,
              Class A1B...................         03/15/30                  6.590        12,303,720
                                                                                        ------------
Total Collateralized Mortgage Obligations
  (cost--$73,233,836).....................                                                74,372,231
                                                                                        ------------

U.S. GOVERNMENT AGENCY BACKED NOTES--20.55%
   18,915   Federal Home Loan Mortgage
              Corporation.................         03/18/08                  6.220        18,882,542
   11,000   Federal National Mortgage
              Association.................         02/11/04                  6.830        11,168,894
   20,000   Federal National Mortgage
              Association Discount
              Notes.......................         06/01/98                  5.450   @    20,000,000
   20,000   Federal National Mortgage
              Association Medium Term
              Note........................         09/04/07                  6.970        20,666,360
                                                                                        ------------
Total U.S. Government Agency Backed Notes
  (cost--$69,722,102).....................                                                70,717,796
                                                                                        ------------

 NUMBER
   OF
 OPTIONS
---------

OPTIONS--0.02%
  300       CBT U.S. Treasury 5 year Note
              (Call); par value
              $30,000,000;
              exercise price 109.50;
              expiring June 1998,
              (cost--$53,363).............         06/19/98               0.000               65,625
                                                                                        ------------

PRINCIPAL
 AMOUNT
  (000)
---------

REPURCHASE AGREEMENTS--9.57%
$  16,428   Repurchase Agreement dated
              05/29/98 with Dresdner Bank,
              collateralized by
              $15,746,000 U.S. Treasury
              Notes, 7.750% due 12/31/99
              (value-- $16,758,468);
              proceeds: $16,435,557.......         06/01/98               5.520           16,428,000
   16,500   Repurchase Agreement dated
              05/29/98 with Salomon
              Brothers Incorporated,
              collateralized by
              $12,204,000 U.S. Treasury
              Bonds, 8.875% due 02/15/19
              (value--$16,837,249);
              proceeds: $16,507,604.......         06/01/98               5.530           16,500,000
                                                                                        ------------
Total Repurchase Agreements
  (cost--$32,928,000).....................                                                32,928,000
                                                                                        ------------
Total Investments (cost--$383,751,591)
  112.95%.................................                                               388,644,406
Liabilities in excess of other
  assets--(12.95)%........................                                               (44,576,537)
                                                                                        ------------
Net Assets--100.00%.......................                                              $344,067,869
                                                                                        ------------
                                                                                        ------------

-----------------

@    Yield to maturity for discounted securities.

+ Security, or portion thereof, was pledged as collateral for futures and written options transactions.

ARM Adjustable Rate Mortgage Security, the interest rate shown is the current rate at May 31, 1998.

CBT  Chicago Board of Trade.

COFI  Eleventh District Federal Home Loan Bank Cost of Funds Index.

CMT  Constant Maturity Treasury.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximately (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

WRITTEN OPTIONS

                                NUMBER OF                          EXPIRATION  EXERCISE
                                 OPTIONS    UNDERLYING CONTRACT       DATE      PRICE     VALUE
                                ---------  ----------------------  ----------  --------  -------
Call (Premiums
  Received--$49,400)..........      100    CBT U.S. Treasury Bond   July 98    $122.00   $64,063
                                                                                         -------
                                                                                         -------

FUTURES CONTRACTS

NUMBER OF                                                 IN       EXPIRATION   UNREALIZED
CONTRACTS            CONTRACTS TO RECEIVE            EXCHANGE FOR     DATE     APPRECIATION
---------  ----------------------------------------  ------------  ----------  ------------
    481    5 year U.S. Treasury Notes..............  $52,478,406    Sept 98    $    63,328
    100    30 year U.S. Treasury Bonds.............   12,125,782    Sept 98         24,219
                                                                               ------------
                                                                               $    87,547
                                                                               ------------
                                                                               ------------

                 See accompanying notes to financial statements

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1998(UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                                                MATURITY DATES       INTEREST RATES          VALUE
-------------                                                         --------------------   -----------------    -------------
U.S. GOVERNMENT OBLIGATIONS--1.71%
    $2,532       U.S. Treasury Inflation Index Notes
                   (cost--$2,530,316)..............................         07/15/02                    3.625%       $2,502,503
                                                                                                                  -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--24.18%
       147       GNMA..............................................         02/15/23                    8.000           152,432
     8,702       GNMA..............................................   01/15/16 to 09/15/20             10.500         9,542,484
     4,748       GNMA..............................................   03/15/10 to 05/15/19             11.500         5,338,590
    14,391       GNMA II ARM.......................................         04/20/26                    6.500        14,654,151
     1,594       GNMA II ARM.......................................         01/20/18                    6.875         1,632,923
     3,913       GNMA II ARM.......................................   12/20/22 to 12/20/23              7.000         4,007,103
                                                                                                                  -------------
Total Government National Mortgage Association Certificates
  (cost--$35,461,703)..............................................                                                  35,327,683
                                                                                                                  -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--34.05%
     9,835       FHLMC.............................................   01/01/23 to 02/01/26              8.000        10,204,219
     3,202       FHLMC.............................................         05/01/16                    8.500         3,343,765
       427       FHLMC.............................................   07/01/09 to 02/01/10              9.000           453,305
     1,157       FHLMC.............................................         11/01/16                    9.750         1,255,458
       814       FHLMC.............................................   10/01/20 to 11/01/20             10.500           900,735
     2,675       FHLMC.............................................   05/01/11 to 12/01/20             11.000         3,025,725
     2,073       FHLMC.............................................   06/01/04 to 07/01/19             11.500         2,365,147
    29,000       FHLMC 30 year TBA.................................           TBA                       6.000        28,193,452
                                                                                                                  -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$49,100,584)..............................................                                                  49,741,806
                                                                                                                  -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--2.45%
     3,487       FHA (cost--$3,581,611)............................         10/01/28                    9.680         3,573,777
                                                                                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--47.61%
     2,358       FNMA..............................................         02/01/05                    9.000         2,470,582
     4,186       FNMA..............................................   04/01/10 to 12/01/15              9.250         4,453,229
       538       FNMA..............................................   03/01/06 to 12/01/09              9.500           575,078
       875       FNMA..............................................   04/01/10 to 06/01/19             10.250           962,744
     2,048       FNMA..............................................   11/01/10 to 04/01/22             10.500         2,241,102
     2,867       FNMA..............................................   07/01/13 to 05/01/20             11.000         3,258,911
     4,071       FNMA ARM..........................................   07/01/18 to 03/01/29              6.218         4,104,469
     7,233       FNMA ARM..........................................   08/01/26 to 05/01/36              6.237         7,267,050
     1,034       FNMA ARM..........................................         08/01/24                    6.239         1,044,898
    15,786       FNMA ARM..........................................         05/01/36                    6.240        15,881,950
     2,647       FNMA ARM..........................................         09/01/15                    7.023         2,761,230
     6,318       FNMA ARM..........................................         09/01/26                    7.100         6,424,629
    18,000       FNMA COFI ARM 30 year TBA.........................           TBA                       6.200        18,101,250
                                                                                                                  -------------
Total Federal National Mortgage Association Certificates
  (cost--$68,844,922)..............................................                                                  69,547,122
                                                                                                                  -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--5.63%
     3,000       Money Store Home Equity Trust, Series 1997-D,
                   Class AF3.......................................         11/15/21                    6.345         3,012,240
     1,599       Resolution Trust Corporation, Series 1994-1, Class
                   A2A, REMIC......................................         09/25/29                    7.750         1,601,919
     3,406       Ryland Mortgage Acceptance Corporation, Series 76,
                   Class B, REMIC..................................         08/01/18                    9.000         3,613,871
                                                                                                                  -------------
Total Collateralized Mortgage Obligations (cost--$7,939,005).......                                                   8,228,030
                                                                                                                  -------------

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

  PRINCIPAL
   AMOUNT
    (000)                                                                MATURITY DATES       INTEREST RATES          VALUE
-------------                                                         --------------------   -----------------    -------------
U.S. GOVERNMENT AGENCY BACKED NOTES--5.47%
    $2,100       Federal Home Loan Mortgage Discount Notes.........         06/10/98          5.400 to 5.440%        $2,097,159
     5,900       Federal National Mortgage Association Discount
                   Notes...........................................         06/10/98                    5.450         5,891,961
                                                                                                                  -------------
Total U.S. Government Agency Backed Notes (cost--$7,989,120).......                                                   7,989,120
                                                                                                                  -------------

COMMERCIAL PAPER @--5.12%
       900       American Express Credit Corporation...............         06/10/98                    5.520           898,758
     1,100       Bellsouth Telecommunications Incorporated.........         06/18/98                    5.500         1,097,143
       600       Dupont E. I. De Nemours & Company.................         06/03/98                    5.480           599,817
       600       Emerson Electric..................................         06/15/98                    5.490           598,719
     2,400       Ford Motor Credit Company.........................   06/04/98 to 07/02/98              5.500         2,393,351
       700       General Motors Acceptance Corporation.............   06/03/98 to 06/10/98              5.510           699,250
     1,200       IBM Credit Corporation............................         06/10/98                    5.500         1,198,350
                                                                                                                  -------------
Total Commercial Paper (cost--$7,485,804)..........................                                                   7,485,388
                                                                                                                  -------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS @--0.01%
        10       U.S. Treasury Bills (cost $9,928).................         07/23/98                    5.010             9,928
                                                                                                                  -------------

REPURCHASE AGREEMENT--5.06%
     3,500       Repurchase Agreement dated 5/29/98 with Credit
                   Suisse First Boston
                     Incorporated, collateralized by $3,457,000
                   U.S. Treasury Notes, 6.25%
                     due 05/31/99 (value--$3,586,522); proceeds
                   $3,501,590......................................         06/01/98                    5.450         3,500,000
     3,000       Repurchase Agreement dated 5/29/98 with Daiwa
                   Securities America
                     Incorporated, collateralized by $2,939,000
                   U.S. Treasury
                     Notes, 6.25% due 05/31/00 (value--$3,067,483);
                     proceeds: $3,001,382..........................         06/01/98                    5.530         3,000,000
       896       Repurchase Agreement dated 5/29/98 with State
                   Street Bank & Trust
                     Company, collateralized by $670,000 U.S.
                   Treasury Bonds,
                     8.875% due 08/15/17 (value--$913,986);
                   proceeds: $896,373..............................         06/01/98                    5.000           896,000
                                                                                                                  -------------
Total Repurchase Agreement (cost--$7,396,000)......................                                                   7,396,000
                                                                                                                  -------------
Total Investments (cost--$190,338,993)--131.29%....................                                                 191,801,357
Liabilities in excess of other assets--(31.29)%....................                                                 (45,713,360)
                                                                                                                  -------------
Net Assets--100.00%................................................                                               $ 146,087,997
                                                                                                                  -------------
                                                                                                                  -------------

-----------------

@    Yield to maturity for discounted securities.

ARM Adjustable Rate Mortgage Security; the interest rate shown is the current rate at May 31, 1998.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS

NUMBER OF                                                           IN        EXPIRATION    UNREALIZED
CONTRACTS                 CONTRACTS TO DELIVER                 EXCHANGE FOR      DATE      DEPRECIATION
---------  --------------------------------------------------  ------------  ------------  ------------
     2     5 year U.S. Treasury Notes........................      218,727     Sept. 98            $258
                                                                                           ------------
                                                                                           ------------

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1998(UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
CORPORATE BONDS--83.21%
AIRLINES--2.47%
       $5,200    Delta Air Lines
                   Incorporated................         12/15/22                   10.375%       $7,188,111
                                                                                              -------------
BANKING--11.29%
        8,000    BT Institutional Capital Trust
                   A...........................         12/01/26                    8.090         8,473,584
        5,000    Citicorp......................         11/01/04                    8.625         5,167,335
        5,000    Greenpoint Capital Trust I....         06/01/27                    9.100         5,616,735
        7,000    Providian Capital I...........         02/01/27                    9.525         7,889,084
        5,000    Southtrust Bank Alabama.......        05/15/25*                    7.690         5,702,795
                                                                                              -------------
                                                                                                 32,849,533
                                                                                              -------------
BROKER/DEALER--5.05%
        3,000    Credit Suisse First Boston....         05/01/08                    6.500         3,002,493
        5,000    Donaldson Lufkin & Jenrette
                   Securities Corporation......         11/01/05                    6.875         5,132,210
        5,800    Lehman Brothers
                   Incorporated................         05/01/07                    8.500         6,565,838
                                                                                              -------------
                                                                                                 14,700,541
                                                                                              -------------
BUILDING PRODUCTS/CEMENT--1.75%
        5,000    Owens Corning.................         05/01/08                    7.700         5,099,905
                                                                                              -------------
CABLE/COMMUNICATIONS--4.75%
        7,000    TCI Communications
                   Incorporated................         03/31/27                    9.650         8,328,040
        5,000    TKR Cable Incorporated........         10/30/07                   10.500         5,496,665
                                                                                              -------------
                                                                                                 13,824,705
                                                                                              -------------
DIVERSIFIED/MANUFACTURING--2.41%
        7,000    Mark IV Industries
                   Incorporated................         09/01/07                    7.500         7,022,694
                                                                                              -------------
FINANCIAL SERVICES--4.19%
        3,750    Macsaver Financial Services
                   Incorporated................         02/15/02                    7.400         3,645,773
        8,000    MBNA Corporation..............         12/01/26                    8.278         8,530,704
                                                                                              -------------
                                                                                                 12,176,477
                                                                                              -------------
HEALTHCARE--5.29%
        3,500    Columbia/HCA Healthcare
                   Corporation.................         02/10/10                    8.700         3,722,957
        7,000    MedPartners Incorporated......         09/01/00                    6.875         6,573,868
        5,000    Tenet Healthcare
                   Corporation.................         01/15/03                    7.875         5,100,000
                                                                                              -------------
                                                                                                 15,396,825
                                                                                              -------------
HOTELS/GAMING--4.25%
        3,443    Circus Circus Enterprises
                   Incorporated................         07/15/03                    6.750         3,318,253
        4,000    HMH Properties Incorporated...         05/15/05                    9.500         4,320,000
        4,700    MGM Grand Incorporated........         02/01/05                    6.950         4,713,179
                                                                                              -------------
                                                                                                 12,351,432
                                                                                              -------------
INSURANCE--9.61%
        1,600    Chubb Corporation.............         11/15/99                    8.750         1,620,258
        5,000    Lumbermans Mutual Casualty
                   Company.....................         07/01/26                    9.150         5,994,060
        3,000    Markel Capital Trust..........         01/01/46                    8.710         3,340,488
        3,000    Orion Capital Trust I.........         01/01/37                    8.730         3,225,855
        6,000    Prudential Insurance Company
                   of America..................         07/01/25                    8.300         6,900,300
        4,000    USF&G Corporation.............         07/01/46                    8.312         4,658,580

PAINEWEBBER INVESTMENT GRADE INCOME FUND

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONCLUDED)
INSURANCE (CONCLUDED)

  $     2,000    Zurich Capital Trust..........         06/01/37                    8.376%    $   2,203,902
                                                                                              -------------
                                                                                                 27,943,443
                                                                                              -------------
MEDIA--4.97%
       10,000    News America Holdings
                   Incorporated................   10/15/12 to 10/17/96    7.900 to 10.125        11,264,720
        3,000    Time Warner Incorporated......         01/15/08                    7.480         3,202,479
                                                                                              -------------
                                                                                                 14,467,199
                                                                                              -------------
OIL/GAS--1.42%
        3,750    Occidental Petroleum
                   Corporation.................         06/01/19                   11.125         4,122,075
                                                                                              -------------
OPTICAL--1.37%
        4,000    Sola International
                   Incorporated................         03/15/08                    6.875         3,978,756
                                                                                              -------------
PAPER & PAPER PRODUCTS--1.05%
        3,000    Abitibi Consolidated
                   Incorporated................         04/01/28                    7.500         3,061,581
                                                                                              -------------
PRINTING/PUBLISHING--1.21%
        3,450    Valassis Inserts
                   Incorporated................         03/15/99                    9.375         3,514,756
                                                                                              -------------
RETAIL--4.91%
        5,000    Fred Meyer Incorporated.......         03/01/05                    7.375         5,046,600
        5,950    May Department Stores
                   Company.....................         06/15/21                    9.875         6,784,011
        2,000    Shopko Stores.................         03/15/22                    9.250         2,444,890
                                                                                              -------------
                                                                                                 14,275,501
                                                                                              -------------
TELEPHONE COMPANIES & TELECOMMUNICATIONS--1.86%
        5,000    Pacific Bell..................         08/15/31                    8.500         5,399,745
                                                                                              -------------
TOBACCO/FOOD--2.57%
        7,000    Phillip Morris Companies
                   Incorporated................         01/15/27                    7.750         7,464,709
                                                                                              -------------
UTILITIES--4.57%
        5,000    Commonwealth Edison Company...         06/15/20                    9.875         5,884,630
        7,000    Cooperative Utilities.........         03/15/19                    9.520         7,397,453
                                                                                              -------------
                                                                                                 13,282,083
                                                                                              -------------
YANKEE--8.22%
       10,300    Loewen Group International
                   Incorporated................   10/15/03 to 06/01/08    7.600 to 8.250         10,526,455
        5,000    Rogers Cantel Incorporated....         06/01/08                    9.375         5,162,500
        4,065    Royal Caribbean Cruises
                   Limited.....................         10/15/27                    7.500         4,217,722
        4,000    Socgen Real Estate LLC........         12/29/49                    7.640         4,012,548
                                                                                              -------------
                                                                                                 23,919,225
                                                                                              -------------
Total Corporate Bonds (cost--$229,287,424).....                                                 242,039,296
                                                                                              -------------

U.S. GOVERNMENT OBLIGATIONS--8.15%
       23,265    United States Treasury Notes
                   (cost--$23,554,323)+(1).....   09/30/00 to 05/15/05    5.875 to 6.500         23,719,304
                                                                                              -------------

PAINEWEBBER INVESTMENT GRADE INCOME FUND

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.50%
  $     4,500    FNMA 30 year TBA
                   (cost--$4,331,250)..........           TBA                       6.000%    $   4,366,409
                                                                                              -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.16%
        5,952    GNMA (cost--$6,282,854).......   06/15/17 to 11/15/17              8.000         6,270,266
                                                                                              -------------

  NUMBER OF
   SHARES
-------------
PREFERRED STOCK--1.50%
FINANCE--1.50%
   160,000       California Federal Preferred
                   Capital Corporation
                   (cost--$4,000,000)..........                                     9.125         4,360,000
                                                                                              -------------


  PRINCIPAL
   AMOUNT
    (000)
-------------

REPURCHASE AGREEMENT--3.84%
  $ 11,187       Repurchase Agreement dated
                   05/29/98 with State Street
                   Bank & Trust Company,
                   collateralized by $9,955,000
                   U.S. Treasury Bonds, 8.375%
                   due 08/15/08
                   (value--$11,410,919);
                   proceeds: $11,192,127
                   (cost--$11,187,000).........         06/01/98                    5.500        11,187,000
                                                                                              -------------
Total Investments
  (cost--$278,642,851)--100.36%................                                                 291,942,275
                                                                                                 (1,051,215)
Liabilities in excess of other
assets--(0.36)%................................
                                                                                              -------------
Net Assets--100.00%............................                                               $ 290,891,060
                                                                                              -------------
                                                                                              -------------

-----------------

*  Maturity date reflects earliest date bonds can be put back to issuer

+ Security, or portion thereof, was pledged as collateral for futures transtions

(1) Security, or portion thereof, was on loan at May 31, 1998

FUTURES CONTRACTS

NUMBER OF                                        IN        EXPIRATION    UNREALIZED
CONTRACTS        CONTRACTS TO DELIVER       EXCHANGE FOR      DATE      DEPRECIATION
----------  ------------------------------  ------------  ------------  ------------
     48     30 year U.S. Treasury Bonds...  $ 5,772,000     Sept 98     $    60,000
                                                                        ------------
                                                                        ------------

                 See accompanying notes to financial statements

PAINEWEBBER HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1998(UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
CORPORATE BONDS--80.56%
AIRLINES--1.04%
       $6,000    Airplane Pass Through Trust...         03/15/19                   10.875%       $6,690,000
                                                                                              -------------
CABLE--6.21%
       17,000#   Knology Holdings
                   Incorporated................         10/15/07                   11.875+       10,030,000
        9,250    NTL Incorporated**............         04/01/08                    9.750+        6,000,938
        5,750#   Park N View Incorporated**....         05/15/08                   13.000         5,793,125
        5,750    RCN Corporation...............         10/15/07                   11.125+        3,780,625
       12,750    21st Century
                   Telecommunications
                   Group**.....................         02/15/08                   12.250+        7,299,375
       10,000    UIH Australia Pacific
                   Incorporated................         05/15/06                   14.000+        6,900,000
                                                                                              -------------
                                                                                                 39,804,063
                                                                                              -------------
CHEMICALS--0.48%
        3,000    American Pacific
                   Corporation**...............         03/01/05                    9.250         3,097,500
                                                                                              -------------
COMMUNICATIONS--14.25%
        8,500#   Allegiance Telecom
                   Incorporated**..............         02/15/08                   11.750+        4,717,500
        6,300    Barak I.T.C. International
                   Telecom**...................         11/15/07                   12.500+        3,780,000
        9,000    Colt Telecom Group PLC........         12/15/06                   12.000+        7,110,000
        5,305    E. Spire Communications
                   Incorporated................         11/01/05                   13.000+        4,376,624
        3,750    Facilicom International
                   Incorporated**..............         01/15/08                   10.500         3,731,250
       11,215    GST Equipment Funding
                   Incorporated................         05/01/07                   13.250        12,897,250
        8,500    Hyperion Telecommunications
                   Incorporated................         04/15/03                   13.000+        6,247,500
        5,095    ITC Deltacom Incorporated.....         03/01/08                    8.875         5,222,374
          950    Mastec Incorporated**.........         02/01/08                    7.750           897,750
        2,750    Nextel Communications
                   Incorporated**..............         02/15/08                    9.950+        1,735,937
       19,750    Nextel International
                   Incorporated**..............         04/15/08                   12.125+       11,800,625
        6,750#   Pathnet Incorporated**........         04/15/08                   12.250         7,357,500
        2,100    PSI Net Incorporated**........         02/15/05                   10.000         2,131,500
                                                      06/15/04 and
        5,000    Verio Incorporated**..........         04/01/05         10.375 and 13.500        5,620,000
       12,250#   Viatel Incorporated...........         04/15/08                   12.500+        7,288,750
       10,000#   Wam! Net Incorporated**.......         03/01/05                   13.250+        6,400,000
                                                                                              -------------
                                                                                                 91,314,560
                                                                                              -------------
CONSUMER MANUFACTURING--4.84%
        3,365    Apparel Ventures
                   Incorporated................         12/31/00                   12.250         3,331,350
        6,000    Commemorative Brands
                   Incorporated................         01/15/07                   11.000         6,180,000
        4,000    Decora Industries
                   Incorporated**..............         05/01/05                   11.000         3,905,000
        3,500    Desa International
                   Incorporated**..............         12/15/07                    9.875         3,543,750
        3,980    EKCO Group Incorporated.......         04/01/06                    9.250         4,179,000
        1,250    IHF Holdings Inc..............         11/15/04                   15.000+        1,012,500
        3,750    Phillips Van-Heusen
                   Corporation**...............         05/01/08                    9.500         3,745,313
       17,000    Sunbeam Corporation**.........        03/25/03*                    5.000(b)      5,121,250
                                                                                              -------------
                                                                                                 31,018,163
                                                                                              -------------
ENERGY--7.17%
        2,250    American Eco Corporation**....         05/15/08                    9.625         2,266,875
        7,500    Grant Geophysical
                   Incorporated**..............         02/15/08                    9.750         7,462,500
        4,625    Hvide Marine Incorporated.....         02/15/08                    8.375         4,497,813
        5,500    Northern Offshore ASA**.......         05/15/05                   10.000         5,445,000

PAINEWEBBER HIGH INCOME FUND

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONTINUED)
ENERGY (CONCLUDED)

       $8,000    Petroleos Mexicanos...........         09/15/27                    9.500%       $7,680,000
        6,500    Transamerican Energy
                   Corporation.................         06/15/02                   13.000+        5,395,000
        6,600#   Transamerican Refining
                   Corporation**...............         06/30/03                   16.000         6,930,000
        6,250    Trico Marine Services
                   Incorporated................         08/01/05                    8.500         6,250,000
                                                                                              -------------
                                                                                                 45,927,188
                                                                                              -------------
ENTERTAINMENT--2.22%
        4,250    Discovery Zone Incorporated...         08/01/02                   13.500         3,825,000
        4,000    Silver Cinemas
                   Incorporated**..............         04/15/05                   10.500         4,040,000
        6,270    United Artists Theatre
                   Circuit.....................         07/01/15                    9.300         6,364,537
                                                                                              -------------
                                                                                                 14,229,537
                                                                                              -------------
FINANCE--2.09%
          900    Emergent Group
                   Incorporated**..............         09/15/04                   10.750           756,000
        2,750    Metris Companies
                   Incorporated................         11/01/04                   10.000         2,873,750
        3,750    Nationwide Credit
                   Incorporated**..............         01/15/08                   10.250         3,806,250
        6,000    Olympic Financial Limited.....         03/15/07                   11.500         5,970,000
                                                                                              -------------
                                                                                                 13,406,000
                                                                                              -------------
FOOD & BEVERAGE--4.36%
        5,000    Cuddy International
                   Corporation**...............         12/01/07                   10.750         4,875,000
        9,500    Iowa Select Farms L. P.**.....         12/01/05                   10.750         9,500,000
        5,000    Nuco2 Incorporated++..........         10/31/04                   12.000         4,975,000
        8,500    Packaged Ice Incorporated**...         02/01/05                    9.750         8,585,000
                                                                                              -------------
                                                                                                 27,935,000
                                                                                              -------------
GENERAL INDUSTRIAL--2.77%
        6,500    Jordan Telecommunication
                   Products....................         08/01/07                    9.875         6,662,500
        5,750    Poindexter J.B.
                   Incorporated................         05/15/04                   12.500         5,893,750
        3,000    Roller Bearing Company America
                   Incorporated................         06/15/07                    9.625         3,067,500
        2,000    W.R. Carpenter North America
                   Incorporated................         06/15/07                   10.625         2,125,000
                                                                                              -------------
                                                                                                 17,748,750
                                                                                              -------------
HEALTHCARE--0.78%
        2,900    Integrated Health Services
                   Incorporated................         01/15/08                    9.250         2,972,500
        2,000    Mediq Incorporated**..........         06/01/08                   11.000         2,035,000
                                                                                              -------------
                                                                                                  5,007,500
                                                                                              -------------
HOTELS & LODGING--1.72%
        5,000#   Club Regina Resorts
                   Incorporated**..............         12/01/04                   13.000         5,400,000
        5,750    Silverleaf Resorts
                   Incorporated................         04/01/08                   10.500         5,635,000
                                                                                              -------------
                                                                                                 11,035,000
                                                                                              -------------
MEDIA--5.22%
        7,500    Fox Family Worldwide
                   Incorporated................         11/01/07                    9.250         7,312,500
        4,000    Globo Communicacoes
                   Participation**.............         12/05/08                   10.625         3,860,000
        5,000    Hollinger International
                   Publishing..................         02/01/06                    9.250         5,200,000
        4,750    Impac Group Incorporated**....         03/15/08                   10.125         4,750,000

PAINEWEBBER HIGH INCOME FUND

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONTINUED)
MEDIA (CONCLUDED)

       $7,000    Source Media Incorporated.....         11/01/04                   12.000%       $7,070,000
        5,000    Sullivan Graphics
                   Incorporated................         08/01/05                   12.750         5,225,000
                                                                                              -------------
                                                                                                 33,417,500
                                                                                              -------------
METALS & MINING--2.91%
        4,125    AEI Holding Incorporated**....         11/15/07                   10.000         4,135,313
        5,125    Metal Management
                   Incorporated**..............         05/15/08                   10.000         5,086,563
        5,250    Murrin Murrin Holdings Party
                   Limited.....................         08/31/07                    9.375         5,197,500
        4,100    WCI Steel Incorporated........         12/01/04                   10.000         4,202,500
                                                                                              -------------
                                                                                                 18,621,876
                                                                                              -------------
PACKAGING--3.19%
        6,250    Bear Island Paper Company
                   LLC.........................         12/01/07                   10.000         6,453,125
        4,000    Four M Corporation............         06/01/06                   12.000         4,160,000
        3,000    Portola Packaging
                   Incorporated................         10/01/05                   10.750         3,150,000
        6,250    Vicap, S.A. de C.V.**.........         05/15/07                   11.375         6,687,500
                                                                                              -------------
                                                                                                 20,450,625
                                                                                              -------------
REAL ESTATE AND BUILDINGS--3.12%
        6,500    American Architectural
                   Products**..................         12/01/07                   11.750+        6,841,250
        4,125    D.R. Horton Incorporated......         06/15/04                    8.375         4,166,250
        3,875    Forest City Enterprises
                   Incorporated................         03/15/08                    8.500         3,875,000
        5,000    U.S. Home Corporation.........         08/15/07                    8.880         5,100,000
                                                                                              -------------
                                                                                                 19,982,500
                                                                                              -------------
RESTAURANTS--0.47%
        3,000    American Restaurant Group
                   Incorporated**..............         02/15/03                   11.500         3,000,000
                                                                                              -------------
RETAIL--5.50%
        2,000    Advance Holding
                   Corporation**...............         04/15/09                   12.875+        1,160,000
        3,250    Advance Stores Company
                   Incorporated**..............         04/15/08                   10.250         3,347,500
        5,500    Barry's Jewelers
                   Incorporated................         12/22/00                   11.000(a)      3,300,000
        4,750    Big 5 Corporation.............         11/15/07                   10.875         4,940,000
        4,750    Great American Cookie
                   Incorporated................         01/15/01                   10.875         4,916,250
        3,750    Jafra Cosmetics International
                   Incorporated**..............         05/01/08                   11.750         3,750,000
        5,000    Mrs. Fields Original**........         12/01/04                   10.125         4,912,500
        5,000    Musicland Group
                   Incorporated**..............         03/15/08                    9.875         5,000,000
        3,750    Tuesday Morning Corporation...         12/15/07                   11.000         3,918,750
                                                                                              -------------
                                                                                                 35,245,000
                                                                                              -------------
TECHNOLOGY--3.66%
        3,000    Ampex Corporation**++.........         03/15/03                   12.000         3,150,000
       13,700    Electronic Retailing Systems
                   International...............         02/01/04                   13.250+        6,987,000
       19,500    InterAct Systems
                   Incorporated................         08/01/03                   14.000+        8,775,000
        4,750    Samsung Electronics America
                   Incorporated**..............         05/01/03                    9.750         4,500,625
                                                                                              -------------
                                                                                                 23,412,625
                                                                                              -------------
TRANSPORTATION, NON-AIR--6.68%
        3,750    Atlantic Express
                   Transportation
                   Corporation.................         02/01/04                   10.750         3,993,750

PAINEWEBBER HIGH INCOME FUND

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONCLUDED)
TRANSPORTATION, NON-AIR (CONCLUDED)

       $7,000    Equimar Shipholdings
                   Limited.....................         07/01/07                    9.875%       $6,475,000
        6,000    Greater Beijing First
                   Expressways**...............         06/15/04                    9.250         4,380,000
        5,000    Guangzhou Shen Superhighway...         08/15/07                   10.250         3,762,500
        4,000    Navigator Gas Transport
                   PLC**.......................         06/30/07                   10.500         4,200,000
        2,750#   Navigator Gas Transport
                   PLC**.......................         06/30/07                   12.000         3,148,750
        3,500    Navistar International
                   Corporation.................         02/01/08                    8.000         3,508,750
        6,250    Stena AB......................         06/15/07                    8.750         6,375,000
       10,540    TFM S.A. de C.V...............         06/15/09                   11.750+        6,930,050
                                                                                              -------------
                                                                                                 42,773,800
                                                                                              -------------
UTILITIES--1.88%
        5,750    Calpine Corporation...........         02/01/04                    9.250         5,922,500
        5,589    Panda Funding Corporation.....         08/20/12                   11.625         6,091,518
                                                                                              -------------
                                                                                                 12,014,018
                                                                                              -------------
Total Corporate Bonds (cost--$515,610,671).....                                                 516,131,205
                                                                                              -------------

CONVERTIBLE BONDS--2.90%
COMMUNICATIONS--0.40%
        1,925    GST Telecommunciations
                   Incorporated................         12/15/05                   13.875+        2,598,750
                                                                                              -------------
ENERGY--0.64%
        5,075    Key Energy Group
                   Incorporated................         09/15/04                    5.000         4,110,750
                                                                                              -------------
GENERAL INDUSTRIAL--1.86%
        5,450    Corporate Express
                   Incorporated................         07/01/00                    4.500         4,986,750
        6,750    Waste Systems International
                   Incorporated**..............         05/13/05                    7.000         6,918,750
                                                                                              -------------
                                                                                                 11,905,500
                                                                                              -------------
Total Convertible Bonds (cost--$17,280,904)....                                                  18,615,000
                                                                                              -------------

  NUMBER OF
   SHARES
-------------

COMMON STOCK(A)--4.35%
COMMUNICATIONS--0.78%
       50,175    Nextel Communications Incorporated.......................................        1,182,248
      110,000    PSI Net Incorporated.....................................................        1,182,500
      337,616    Viatel Incorporated......................................................        2,616,524
                                                                                              -------------
                                                                                                  4,981,272
                                                                                              -------------
FOOD & BEVERAGE--0.00%
      240,000    Specialty Foods Corporation..............................................           12,000
                                                                                              -------------
GAMING--1.39%
      744,101    Casino America Incorporated..............................................        2,976,404
      768,570    Colorado Gaming & Entertainment Company..................................        4,419,278

PAINEWEBBER HIGH INCOME FUND

  NUMBER OF
   SHARES                                                                                         VALUE
-------------                                                                                 -------------

COMMON STOCK(A) (CONCLUDED)
GAMING (CONCLUDED)

      541,666    Hollywood Casino Corporation.............................................       $1,049,478
      364,322    Lady Luck Gaming Corporation.............................................          455,402
                                                                                              -------------
                                                                                                  8,900,562
                                                                                              -------------
GENERAL INDUSTRIAL--0.63%
        1,400    Communications & Power...................................................          210,000
        1,250    Jordan Telecommunication Products........................................          312,500
      390,963    Waste Systems International Incorporated.................................        3,518,667
                                                                                              -------------
                                                                                                  4,041,167
                                                                                              -------------
MEDIA--0.23%
       12,000    Affiliated Newspaper Investments.........................................        1,500,000
       20,000    Tuesday Morning Corporation..............................................              200
                                                                                              -------------
                                                                                                  1,500,200
                                                                                              -------------
RETAIL--1.08%
      201,289    Barry's Jewelers Incorporated............................................           56,361
      296,224    Signet Group PLC ADR.....................................................        6,850,180
                                                                                              -------------
                                                                                                  6,906,541
                                                                                              -------------
SUPERMARKETS & DRUGSTORES--0.03%
        6,435    Duane Reade Incorporated.................................................          162,886
                                                                                              -------------
TECHNOLOGY--0.21%
      594,328    Ampex Corporation++......................................................        1,337,238
                                                                                              -------------
Total Common Stock (cost--$17,984,910)....................................................       27,841,866
                                                                                              -------------

PREFERRED STOCK--8.55%
CABLE--0.17%
        1,000    21st Century Telecommunications Group Incorporated**(a)..................        1,095,000
                                                                                              -------------
ENERGY--0.55%
       75,000    EVI Incorporated(a)......................................................        3,506,250
                                                                                              -------------
FINANCE--2.37%
        5,500    Signet Capital Trust I...................................................        5,582,500
        9,000    Superior National Insurance Group........................................        9,585,000
                                                                                              -------------
                                                                                                 15,167,500
                                                                                              -------------
FOOD & BEVERAGE--0.65%
       41,125    Nebco Evans Holding Company**(a).........................................        4,174,188
                                                                                              -------------
GENERAL INDUSTRIAL--0.94%
       29,087    Communications & Power...................................................        3,185,026
        1,250    Jordan Telecommunications Products(a)....................................        1,325,000
        2,383    Waste Systems Service**(a)...............................................        1,525,118
                                                                                              -------------
                                                                                                  6,035,144
                                                                                              -------------

PAINEWEBBER HIGH INCOME FUND

  NUMBER OF
   SHARES                                                                                         VALUE
-------------                                                                                 -------------

PREFERRED STOCK (CONCLUDED)

HEALTHCARE--1.03%
        6,750    Fresenius Medical Care Capital Trust**...................................       $6,615,000
                                                                                              -------------
MEDIA--2.10%
       85,491    Source Media Incorporated(a).............................................        2,137,274
        9,948    Time Warner Incorporated.................................................       11,290,980
                                                                                              -------------
                                                                                                 13,428,254
                                                                                              -------------
RESTAURANTS--0.40%
        2,500    American Restaurant Group Incorporated**(a)..............................        2,550,000
                                                                                              -------------
RETAIL--0.34%
       20,559    Tuesday Morning Corporation(a)...........................................        2,184,441
                                                                                              -------------
Total Preferred Stock (cost--$49,396,871).................................................       54,755,777
                                                                                              -------------

  NUMBER OF
  WARRANTS
-------------

WARRANTS(A)--1.32%
AEROSPACE--0.02%
        8,400    SabreLiner Corporation...................................................          126,000
                                                                                              -------------
CABLE--0.01%
       10,000    UIH Australia Pacific Incorporated.......................................           50,000
                                                                                              -------------
COMMUNICATIONS--0.60%
        9,000    Colt Telecom Group PLC...................................................        1,935,000
        3,750    Globalstar Telecommunications............................................          525,000
       15,750    McCaw International Limited..............................................           59,063
       28,000    Verio Incorporated.......................................................        1,330,000
                                                                                              -------------
                                                                                                  3,849,063
                                                                                              -------------
CONSUMER MANUFACTURING--0.23%
        8,350    AVI Holdings Incorporated................................................           41,750
       14,000    IFA Capital Incorporated.................................................        1,400,000
                                                                                              -------------
                                                                                                  1,441,750
                                                                                              -------------
ENTERTAINMENT--0.04%
        4,250    Discovery Zone Incorporated..............................................          255,000
                                                                                              -------------
FINANCE--0.01%
        6,000    Olympic Financial Limited................................................           60,000
                                                                                              -------------
FOOD & BEVERAGE--0.19%
      109,290    Nuco2 Incorporated++.....................................................          450,820
        7,250    Packaged Ice Incorporated................................................          797,500
                                                                                              -------------
                                                                                                  1,248,320
                                                                                              -------------
GAMING--0.04%
       76,848    Casino America Incorporated..............................................           76,848

PAINEWEBBER HIGH INCOME FUND

  NUMBER OF
  WARRANTS                                                                                        VALUE
-------------                                                                                 -------------

WARRANTS(A) (CONCLUDED)
GAMING (CONCLUDED)

       10,075    HDA Management Corporation...............................................         $201,500
                                                                                              -------------
                                                                                                    278,348
                                                                                              -------------
MEDIA--0.10%
       44,700    Source Media Incorporated................................................          664,913
                                                                                              -------------
RETAIL--0.00%
        1,080    Cookies USA Incorporated.................................................            5,400
                                                                                              -------------
TECHNOLOGY--0.08%
      102,000    Ampex Corporation++......................................................          178,500
       13,700    Electronic Retailing Systems International...............................          274,000
       19,500    InterAct Systems Incorporated............................................           48,750
                                                                                              -------------
                                                                                                    501,250
                                                                                              -------------
Total Warrants (cost--$1,829,610).........................................................        8,480,044
                                                                                              -------------

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATE         INTEREST RATE
-------------                                     --------------------   -----------------

REPURCHASE AGREEMENT--0.23%
       $1,447    Repurchase agreement dated
                   05/29/98, with State Street
                   Bank and Trust Company,
                   collaterized by $1,290,000
                   U.S. Treasury Bonds, 8.375%
                   due 08/15/08
                   (value--$1,478,663);
                   proceeds: $1,447,663
                   (cost--$1,447,000)..........         06/01/98                    5.500%        1,447,000
                                                                                              -------------
Total Investments
  (cost--$603,549,966)--97.91%.................                                                 627,270,892
                                                                                                 13,373,189
Other assets in excess of liabilities--2.09%...
                                                                                              -------------
Net Assets--100.00%............................                                               $ 640,644,081
                                                                                              -------------
                                                                                              -------------

-----------------

# Security represents a unit which is composed of the stated bond with attached warrants or common stock

++   Illiquid securities respesenting 1.6% of portfolio assets

(a)  Non-income producing security

+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*   Maturity date reflects earliest date bond can be put back to issuer.

(b)  Yield to put date on zero coupon bond

ADR American Depositary Receipt

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF ASSETS AND LIABILITIES                      MAY 31, 1998(UNAUDITED)

                                                                       U.S.        LOW DURATION      INVESTMENT
                                                                    GOVERNMENT    U.S. GOVERNMENT      GRADE            HIGH
                                                                    INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                                                   -------------  ---------------  --------------  --------------
ASSETS
Investments in securities, at value (cost--$383,751,591,
 $190,338,993, $278,642,851 and $603,549,966, respectively)......  $ 388,644,406   $ 191,801,357   $  291,942,275  $  627,270,892
Investments of cash collateral for securities loaned, at value...       --              --              5,337,500        --
Cash.............................................................       --                   753           19,547        --
Receivable for investments sold..................................      4,014,375      10,272,747        5,019,929       6,108,375
Dividends and interest receivable................................      3,673,700       1,506,195        5,762,005      12,179,706
Receivable for shares of beneficial interest sold................         77,159         402,711          617,059         944,163
Variation margin receivable......................................         51,938             125         --              --
Other assets.....................................................         44,833          49,377           67,829          41,283
                                                                   -------------  ---------------  --------------  --------------
Total assets.....................................................    396,506,411     204,033,265      308,766,144     646,544,419
                                                                   -------------  ---------------  --------------  --------------
LIABILITIES
Payable for investments purchased................................     49,885,719      56,385,626        9,943,995         712,500
Payable for shares of beneficial interest repurchased............        901,251         839,537        1,107,432       2,061,146
Dividends payable................................................        858,836         321,397          825,389       2,149,192
Payable to custodian.............................................        432,297        --               --              --
Payable to affiliates............................................        246,196         127,028          222,528         612,396
Outstanding options written......................................         64,063        --               --              --
Payable for cash collateral on securities loaned.................       --              --              5,337,500        --
Variation margin payable.........................................       --              --                 10,500        --
Accrued expenses and other liabilities...........................         50,180         271,680          427,740         365,104
                                                                   -------------  ---------------  --------------  --------------
Total liabilities................................................     52,438,542      57,945,268       17,875,084       5,900,338
                                                                   -------------  ---------------  --------------  --------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount
 authorized).....................................................    432,071,029     262,452,238      302,238,584     779,625,460
Undistributed (distributions in excess of) net investment
 income..........................................................       (927,493)       (292,974)        (523,626)      1,582,201
Accumulated net realized losses from investments, futures and
 options transactions............................................    (92,041,366)   (117,533,373)     (24,063,322)   (164,284,506)
Net unrealized appreciation of investments, futures and
 options.........................................................      4,965,699       1,462,106       13,239,424      23,720,926
                                                                   -------------  ---------------  --------------  --------------
Net assets.......................................................  $ 344,067,869   $ 146,087,997   $  290,891,060  $  640,644,081
                                                                   -------------  ---------------  --------------  --------------
                                                                   -------------  ---------------  --------------  --------------
CLASS A:
Net assets.......................................................  $ 280,852,681   $  53,377,458   $  218,887,544  $  279,251,785
                                                                   -------------  ---------------  --------------  --------------
Shares outstanding...............................................     31,198,085      22,424,675       19,955,003      35,793,130
                                                                   -------------  ---------------  --------------  --------------
Net asset value and redemption value per share...................          $9.00           $2.38           $10.97           $7.80
                                                                   -------------  ---------------  --------------  --------------
                                                                   -------------  ---------------  --------------  --------------
Maximum offering price per share (net asset value plus sales charge of 4.00% of offering price--3.00% for Low Duration U.S.
 Government
 Income Fund)....................................................          $9.38           $2.45           $11.43           $8.13
                                                                   -------------  ---------------  --------------  --------------
                                                                   -------------  ---------------  --------------  --------------
CLASS B:
Net assets.......................................................  $  27,699,201  $    7,358,249   $   40,316,007  $  235,075,286
                                                                   -------------  ---------------  --------------  --------------
Shares outstanding...............................................      3,076,472       3,094,881        3,676,447      30,154,212
                                                                   -------------  ---------------  --------------  --------------
Net asset value and offering price per share.....................          $9.00           $2.38           $10.97           $7.80
                                                                   -------------  ---------------  --------------  --------------
                                                                   -------------  ---------------  --------------  --------------
CLASS C:
Net assets.......................................................  $  25,172,836   $  82,796,084   $   30,393,991  $  124,453,999
                                                                   -------------  ---------------  --------------  --------------
Shares outstanding...............................................      2,798,890      34,816,553        2,771,017      15,929,567
                                                                   -------------  ---------------  --------------  --------------
Net asset value and offering price per share.....................          $8.99           $2.38           $10.97           $7.81
                                                                   -------------  ---------------  --------------  --------------
                                                                   -------------  ---------------  --------------  --------------
CLASS Y:
Net assets.......................................................  $  10,343,151   $   2,556,206   $    1,293,518  $    1,863,011
                                                                   -------------  ---------------  --------------  --------------
Shares outstanding...............................................      1,150,061       1,073,833          117,838         239,040
                                                                   -------------  ---------------  --------------  --------------
Net asset value, offering price and redemption value per share...          $8.99           $2.38           $10.98           $7.79
                                                                   -------------  ---------------  --------------  --------------
                                                                   -------------  ---------------  --------------  --------------

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF OPERATIONS

                                                                            FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
                                                                        ---------------------------------------------------------
                                                                            U.S.       LOW DURATION     INVESTMENT
                                                                         GOVERNMENT   U.S. GOVERNMENT     GRADE          HIGH
                                                                        INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                                        ------------  ---------------  ------------  ------------
INVESTMENT INCOME:
Interest and dividends................................................   $12,120,791    $ 4,493,768     $11,046,052   $30,787,059
                                                                        ------------  ---------------  ------------  ------------

EXPENSES:
Investment advisory and administration................................      895,807         336,568        725,305     1,613,454
Service fees--Class A.................................................      361,204          48,820        271,587       357,728
Service and distribution fees--Class B................................      168,088          36,263        213,078     1,188,332
Service and distribution fees--Class C................................       99,500         327,377        111,928       453,706
Transfer agency fees..................................................      169,620          77,831        111,769       217,330
Custody and accounting................................................       96,300          34,445         73,533       108,096
Legal and audit.......................................................       58,095          35,346         28,892        58,097
State registration fees...............................................       51,943          25,988         40,164        68,216
Reports and notices to shareholders...................................       74,119          15,636         36,784        67,977
Trustees' fees........................................................        5,250           5,250          5,250         5,250
Amortization of organizational expense................................       --              20,343         --            --
Interest..............................................................       --             149,058         --            --
Other expenses........................................................       26,181           2,720          3,795        35,883
                                                                        ------------  ---------------  ------------  ------------
                                                                          2,006,107       1,115,645      1,622,085     4,174,069
                                                                        ------------  ---------------  ------------  ------------
Net investment income.................................................   10,114,684       3,378,123      9,423,967    26,612,990
                                                                        ------------  ---------------  ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions.............................................    3,959,690         641,854      3,186,346     9,320,979
  Futures contracts...................................................    1,715,135             146       (244,471)       --
  Options written.....................................................      430,339         --              --            --
Net change in unrealized appreciation/depreciation of:
  Investments.........................................................   (1,640,025)        113,289        378,526     3,461,331
  Futures.............................................................   (1,872,641)            258        (94,313)       --
  Options written.....................................................     (160,588)        --              --            --
                                                                        ------------  ---------------  ------------  ------------
Net realized and unrealized gains from investment activities..........    2,431,910         755,547      3,226,088    12,782,310
                                                                        ------------  ---------------  ------------  ------------
Net increase in net assets resulting from operations..................   $12,546,594    $ 4,133,670     $12,650,055   $39,395,300
                                                                        ------------  ---------------  ------------  ------------
                                                                        ------------  ---------------  ------------  ------------

                 See accompanying notes to financial statements

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                               MONTHS         FOR THE YEAR
                                               ENDED             ENDED
                                            MAY 31, 1998      NOVEMBER 30,
                                            (UNAUDITED)           1997
                                           --------------    --------------
FROM OPERATIONS:
Net investment income...................   $  10,114,684     $  23,828,507
Net realized gains from investment,
  futures and options transactions......       6,105,164           751,897
Net change in unrealized
  appreciation/depreciation of
  investments, futures and options......      (3,673,254)        1,124,530
                                           --------------    --------------
Net increase in net assets resulting
  from operations.......................      12,546,594        25,704,934
                                           --------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........      (8,307,204)      (18,906,488)
Net investment income--Class B..........        (833,131)       (2,738,447)
Net investment income--Class C..........        (695,614)       (1,784,185)
Net investment income--Class Y..........        (278,682)         (399,385)
                                           --------------    --------------
Total dividends to shareholders.........     (10,114,631)      (23,828,505)
                                           --------------    --------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....      19,575,763        18,010,872
Cost of shares repurchased..............     (52,193,772)     (114,604,633)
Proceeds from dividends reinvested......       5,738,699        13,273,684
                                           --------------    --------------
Net decrease in net assets from
  beneficial interest transactions......     (26,879,310)      (83,320,077)
                                           --------------    --------------
Net decrease in net assets..............     (24,447,347)      (81,443,648)

NET ASSETS:
Beginning of period.....................     368,515,216       449,958,864
                                           --------------    --------------
End of period...........................   $ 344,067,869     $ 368,515,216
                                           --------------    --------------
                                           --------------    --------------

                 See accompanying notes to financial statements

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                               MONTHS         FOR THE YEAR
                                               ENDED             ENDED
                                            MAY 31, 1998      NOVEMBER 30,
                                            (UNAUDITED)           1997
                                           --------------    --------------
FROM OPERATIONS:
Net investment income...................   $   3,378,123     $   8,613,452
Net realized gains from investments and
  futures transactions..................         642,000         2,277,620
Net change in unrealized
  appreciation/depreciation of
  investments and futures...............         113,547        (1,371,009)
                                           --------------    --------------
Net increase in net assets resulting
  from operations.......................       4,133,670         9,520,063
                                           --------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........      (1,060,637)       (2,934,509)
Net investment income--Class B..........        (168,430)         (353,643)
Net investment income--Class C..........      (2,119,812)       (5,305,663)
Net investment income--Class Y..........         (28,618)          (20,260)
                                           --------------    --------------
Total dividends to shareholders.........      (3,377,497)       (8,614,075)
                                           --------------    --------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....     119,489,476       278,839,540
Cost of shares repurchased..............    (108,948,961)     (354,526,498)
Proceeds from dividends reinvested......       2,142,199         4,961,994
                                           --------------    --------------
Net increase (decrease) in net assets
  from beneficial interest
  transactions..........................      12,682,714       (70,724,964)
                                           --------------    --------------
Net increase (decrease) in net assets...      13,438,887       (69,818,976)

NET ASSETS:
Beginning of period.....................     132,649,110       202,468,086
                                           --------------    --------------
End of period...........................   $ 146,087,997     $ 132,649,110
                                           --------------    --------------
                                           --------------    --------------

                 See accompanying notes to financial statements

PAINEWEBBER INVESTMENT GRADE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                               MONTHS         FOR THE YEAR
                                               ENDED             ENDED
                                            MAY 31, 1998      NOVEMBER 30,
                                            (UNAUDITED)           1997
                                           --------------    --------------
FROM OPERATIONS
Net investment income...................   $   9,423,967     $  20,187,261
Net realized gains from investments,
  futures and options transactions......       2,941,875         4,482,892
Net change in unrealized
  appreciation/depreciation of
  investments, futures and options......         284,213         2,014,325
                                           --------------    --------------
Net increase in net assets resulting
  from operations.......................      12,650,055        26,684,478
                                           --------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........      (7,272,905)      (15,134,222)
Net investment income--Class B..........      (1,261,011)       (3,079,256)
Net investment income--Class C..........        (923,655)       (1,925,784)
Net investment income--Class Y..........         (13,659)         --
                                           --------------    --------------
Total dividends to shareholders.........      (9,471,230)      (20,139,262)
                                           --------------    --------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....      25,061,787        17,100,249
Cost of shares repurchased..............     (28,746,928)      (67,140,065)
Proceeds from dividends reinvested......       4,892,794        10,181,074
                                           --------------    --------------
Net increase (decrease) in net assets
  from beneficial interest
  transactions..........................       1,207,653       (39,858,742)
                                           --------------    --------------
Net increase (decrease) in net assets...       4,386,478       (33,313,526)

NET ASSETS:
Beginning of period.....................     286,504,582       319,818,108
                                           --------------    --------------
End of period...........................   $ 290,891,060     $ 286,504,582
                                           --------------    --------------
                                           --------------    --------------

                 See accompanying notes to financial statements

PAINEWEBBER HIGH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                               MONTHS         FOR THE YEAR
                                               ENDED             ENDED
                                            MAY 31, 1998      NOVEMBER 30,
                                            (UNAUDITED)           1997
                                           --------------    --------------
FROM OPERATIONS:
Net investment income...................   $  26,612,990     $  51,511,747
Net realized gain (loss) from investment
  transactions..........................       9,320,979       (12,530,231)
Net change in unrealized
  appreciation/depreciation of
  investments...........................       3,461,331        33,236,309
                                           --------------    --------------
Net increase in net assets resulting
  from operations.......................      39,395,300        72,217,825
                                           --------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........     (11,768,235)      (23,042,879)
Net investment income--Class B..........      (8,884,669)      (18,695,781)
Net investment income--Class C..........      (4,670,867)       (8,733,394)
Net investment income--Class Y..........         (22,356)         --
                                           --------------    --------------
Total dividends to shareholders.........     (25,346,127)      (50,472,054)
                                           --------------    --------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....      85,092,336       188,961,439
Cost of shares repurchased..............     (94,605,621)     (161,226,504)
Proceeds from dividends reinvested......      11,370,939        21,755,402
                                           --------------    --------------
Net increase in net assets from
  beneficial interest transactions......       1,857,654        49,490,337
                                           --------------    --------------
Net increase in net assets..............      15,906,827        71,236,108

NET ASSETS:
Beginning of period.....................     624,737,254       553,501,146
                                           --------------    --------------
End of period (including undistributed
  net investment income of $1,582,201
  and $315,338, respectively)...........   $ 640,644,081     $ 624,737,254
                                           --------------    --------------
                                           --------------    --------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber Managed Investments Trust (the "Trust") was organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Trust is a series mutual fund with six funds: PaineWebber U.S. Government Income Fund ("U.S. Government Income Fund"), PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), PaineWebber Investment Grade Income Fund ("Investment Grade Income Fund"), PaineWebber High Income Fund ("High Income Fund") (collectively, the "Funds"), PaineWebber Utility Income Fund and PaineWebber Asia Pacific Growth Fund. The financial statements for PaineWebber Utility Income Fund and PaineWebber Asia Pacific Growth Fund are not included herein.

  Costs incurred by Low Duration U.S. Government Income Fund in connection with its organization have been deferred and are being amortized using the straight-line method not to exceed sixty months from the commencement of operations.

  Currently, each Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Funds. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees ("board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each of the Funds occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized (with the exception of U.S. Government Income Fund) as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  DOLLAR ROLLS--Low Duration U.S. Government Income Fund and U.S. Government Income Fund may enter into transactions in which these Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, a Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Funds (except High Income Fund) primarily use financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  OPTION WRITING--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The U.S. Government Income Fund primarily used written options for the enhancement of income to the Funds.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  REVERSE REPURCHASE AGREEMENTS--Each of the Funds may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Funds' board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Fund's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the six months ended May 31, 1998, the Low Duration U.S. Government Income Fund is the only Fund which engaged in reverse repurchase agreements. The average monthly balance of reverse repurchase agreements outstanding during the six months ended May 31, 1998 was $2,648,460 at a weighted average interest rate of 5.63%.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities including mortgage- and asset-backed securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

WRITTEN OPTION ACTIVITY

  Transactions in options written for the six months ended May 31, 1998 were as follows:

                                                                                              U.S. GOVERNMENT INCOME
                                                                                                       FUND
                                                                                             ------------------------
                                                                                              NUMBER OF
                                                                                               OPTIONS     PREMIUMS
                                                                                             -----------  -----------
Options outstanding at November 30, 1997...................................................       1,200   $   983,425
Options written............................................................................       6,300     1,829,388
Options terminated in closing purchase transactions........................................      (5,700)   (2,389,238)
Options expired............................................................................      (1,700)     (374,175)
                                                                                             -----------  -----------
Options outstanding at May 31, 1998........................................................         100   $    49,400
                                                                                             -----------  -----------
                                                                                             -----------  -----------

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contract, each Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of each Fund's average daily net assets. At May 31, 1998, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $146,592, $58,348, $123,027 and $272,997, respectively, in investment advisory and administration fees.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Pacific Investment Management Company ("PIMCO") serves as the sub-adviser for Low Duration U.S. Government Income Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee, computed daily and payable monthly, in an amount equal to one-half of the advisory fee received by Mitchell Hutchins from the Fund.

DISTRIBUTION PLANS

  Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At May 31, 1998, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $99,604, $68,680, $99,501 and $339,399, respectively, in service and distribution fees.

  Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the six months ended May 31, 1998, it earned $54,767, $58,530, $138,286 and $580,740 in sales charges for the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.

SECURITY LENDING

  Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund's lending agent is PaineWebber, who received compensation for the six months ended May 31, 1998 from the following Funds:

U.S. Government Income Fund.......................................    $   1,578
Investment Grade Income Fund......................................    $   9,700

  At May 31, 1998, the Investment Grade Income Fund owed PaineWebber $1,233 in security lending fees.

  At May 31, 1998, the Investment Grade Income Fund's custodian held cash and/or cash equivalents having an aggregate value of $5,337,500 as collateral for portfolio securities loaned having a market value of $5,250,000 which was invested in the following money market funds:

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
    5,335,850    Liquid Assets Portfolio.......   $   5,335,850
        1,650    TempFund Portfolio............           1,650
                                                  -------------
                                                  $   5,337,500
                                                  -------------
                                                  -------------

  No other Funds had portfolio securities on loan at May 31, 1998.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

BANK LINE OF CREDIT

  Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended May 31, 1998, the Funds did not borrow under the Facility.

TRANSFER AGENCY SERVICE FEES

  PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc., each Funds' transfer agent, and is compensated for these services by PFPC Inc., not the Funds. For the six months ended May 31, 1998, PaineWebber received from PFPC Inc., not the Funds, approximately 52%, 55%, 52% and 51% of the total transfer agency fees collected by PFPC Inc. from the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1998, the components of the net unrealized appreciation of investments were as follows:

                                                                      U.S.       LOW DURATION     INVESTMENT
                                                                   GOVERNMENT   U.S. GOVERNMENT     GRADE          HIGH
                                                                  INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                                  ------------  ---------------  ------------  ------------
Gross appreciation (investments having an excess of value over
  cost).........................................................   $5,002,082     $ 1,877,927     $13,853,971  $ 39,972,161
Gross depreciation (investments having an excess of cost over
  value)........................................................     (109,267)       (415,563)      (554,547)   (16,251,235)
                                                                  ------------  ---------------  ------------  ------------
Net unrealized appreciation of investments......................   $4,892,815     $ 1,462,364     $13,299,424  $ 23,720,926
                                                                  ------------  ---------------  ------------  ------------
                                                                  ------------  ---------------  ------------  ------------

  For the six months ended May 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                    U.S.        LOW DURATION     INVESTMENT
                                                                 GOVERNMENT    U.S. GOVERNMENT      GRADE          HIGH
                                                                INCOME FUND      INCOME FUND     INCOME FUND    INCOME FUND
                                                               --------------  ---------------  -------------  -------------
Purchases....................................................  $  631,436,002   $ 294,531,832   $ 207,310,591  $ 564,912,455
Sales........................................................  $  701,407,264   $ 307,893,323   $ 203,697,364  $ 556,449,726

FEDERAL TAX STATUS

  Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

  At November 30, 1997, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund had net capital loss carryforwards of $96,018,216, $118,175,373, $26,939,638

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

and $170,835,309, respectively. These loss carryforwards are available as reductions, to the extent provided in the regulations, of future net realized capital gains, and will expire between November 30, 1998 and November 30, 2005. To the extent that such losses are used to offset future net realized capital gains, it is probable that these gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

  There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                                  CLASS A                    CLASS B                    CLASS C                    CLASS Y
                        ---------------------------  ------------------------  -------------------------  -------------------------
                           SHARES        AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
U.S. GOVERNMENT INCOME
 FUND
SIX MONTHS ENDED MAY
 31, 1998:
Shares sold............      145,048  $   1,305,668     317,380  $  2,870,856      319,488  $  2,882,315    1,392,380  $ 12,516,924
Shares repurchased.....   (3,310,429)   (29,799,141)   (735,911)   (6,634,082)    (718,568)   (6,472,511)  (1,034,043)   (9,288,038)
Shares converted from
 Class B to Class A....    1,265,652     11,396,757  (1,265,652)  (11,396,757)     --            --           --            --
Dividends reinvested...      504,791      4,551,339      53,785       485,111       49,149       442,747       28,811       259,502
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   (1,394,938) $ (12,545,377) (1,630,398) $(14,674,872)    (349,931) $ (3,147,449)     387,148  $  3,488,388
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

YEAR ENDED NOVEMBER 30,
 1997:
Shares sold............      448,305  $   3,915,986     476,566  $  4,168,910      513,532  $  4,489,464      620,112  $  5,436,512
Shares repurchased.....   (8,440,372)   (73,719,107) (2,295,981)  (20,006,468)  (1,756,331)  (15,337,064)    (633,559)   (5,541,994)
Shares converted from
 Class B to Class A....      638,153      5,617,512    (638,038)   (5,617,512)     --            --           --            --
Dividends reinvested...    1,161,115     10,151,112     185,612     1,622,016      128,773     1,124,426       43,054       376,130
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   (6,192,799) $ (54,034,497) (2,271,841) $(19,833,054)  (1,114,026) $ (9,723,174)      29,607  $    270,648
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

LOW DURATION U.S.
 GOVERNMENT INCOME FUND
SIX MONTHS ENDED MAY
 31, 1998:
Shares sold............   46,302,774  $ 110,033,657   1,052,304  $  2,501,052    1,787,875  $  4,249,955    1,137,861  $  2,704,811
Shares repurchased.....  (38,539,827)   (91,609,718)   (709,475)   (1,686,327)  (6,366,609)  (15,125,417)    (221,642)     (527,498)
Shares converted from
 Class B to Class A....      237,934        565,737    (238,013)     (565,737)     --            --           --            --
Dividends reinvested...      213,319        507,705      51,877       123,234      627,187     1,489,773        9,031        21,487
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............    8,214,200  $  19,497,381     156,693  $    372,222   (3,951,547) $ (9,385,689)     925,250  $  2,198,800
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

YEAR ENDED NOVEMBER 30,
 1997:
Shares sold............  113,760,103  $ 267,296,194   1,233,865  $  2,895,645    3,650,806  $  8,554,742       39,524  $     92,959
Shares repurchased..... (130,737,967)  (307,187,448) (1,200,248)   (2,819,918) (18,934,893)  (44,424,090)     (40,520)      (95,042)
Shares converted from
 Class B to Class A....      481,142      1,132,233    (481,142)   (1,132,233)     --            --           --            --
Dividends reinvested...      409,516        960,304     101,318       237,798    1,596,762     3,745,544        7,819        18,348
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............  (16,087,206) $ (37,798,717)   (346,207) $   (818,708) (13,687,325) $(32,123,804)       6,823  $     16,265
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SHARES OF BENEFICIAL INTEREST (CONCLUDED)

                                  CLASS A                    CLASS B                    CLASS C                    CLASS Y
                        ---------------------------  ------------------------  -------------------------  -------------------------
                           SHARES        AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
INVESTMENT GRADE INCOME
 FUND
SIX MONTHS ENDED MAY
 31, 1998:
Shares sold............    1,039,688  $  11,369,952     678,827  $  7,413,160      453,209  $  4,949,877      121,734  $  1,328,797
Shares repurchased.....   (1,645,399)   (17,973,668)   (564,307)   (6,158,015)    (417,591)   (4,562,631)      (4,807)      (52,616)
Shares converted from
 Class B to Class A....      630,005      6,880,398    (630,231)   (6,880,398)     --            --           --            --
Dividends reinvested...      344,552      3,769,133      58,631       641,199       43,194       472,520          911         9,942
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............      368,846  $   4,045,815    (457,080) $ (4,984,054)      78,812  $    859,766      117,838  $  1,286,123
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

YEAR ENDED NOVEMBER 30,
 1997:
Shares sold............      542,798  $   5,735,184     621,479  $  6,583,886      450,938  $  4,781,179
Shares repurchased.....   (4,130,806)   (43,486,178) (1,346,645)  (14,139,975)    (904,683)   (9,513,912)
Shares converted from
 Class B to Class A....      802,509      8,484,160    (802,826)   (8,484,160)     --            --
Dividends reinvested...      728,494      7,676,225     146,738     1,544,887       91,141       959,962
                        ------------  -------------  ----------  ------------  -----------  ------------
Net decrease...........   (2,057,005) $ (21,590,609) (1,381,254) $(14,495,362)    (362,604) $ (3,772,771)
                        ------------  -------------  ----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------

HIGH INCOME FUND
SIX MONTHS ENDED MAY
 31, 1998:
Shares sold............    3,232,202  $  25,123,272   4,541,471  $ 35,297,647    2,918,571  $ 22,760,158      243,797  $  1,911,259
Shares repurchased.....   (5,806,884)   (45,381,688) (3,858,455)  (30,032,738)  (2,453,741)  (19,137,864)      (6,794)      (53,331)
Shares converted from
 Class B to Class A....    2,004,841     15,582,304  (2,005,318)  (15,582,304)     --            --           --            --
Dividends reinvested...      686,873      5,345,047     450,930     3,505,861      321,321     2,504,036        2,037        15,995
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............      117,032  $     668,935    (871,372) $ (6,811,534)     786,151  $  6,126,330      239,040  $  1,873,923
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

YEAR ENDED NOVEMBER 30,
 1997:
Shares sold............    8,419,577  $  63,247,235  10,328,507  $ 77,493,859    6,393,414  $ 48,220,345
Shares repurchased.....   (9,189,251)   (69,169,822) (7,627,276)  (57,048,223)  (4,666,813)  (35,008,459)
Shares converted from
 Class B to Class A....    1,959,816     14,783,489  (1,960,888)  (14,783,489)     --            --
Dividends reinvested...    1,353,574     10,173,912     952,658     7,153,842      588,027     4,427,648
                        ------------  -------------  ----------  ------------  -----------  ------------
Net increase...........    2,543,716  $  19,034,814   1,693,001  $ 12,815,989    2,314,628  $ 17,639,534
                        ------------  -------------  ----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------

                 (This page has been left blank intentionally.)

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS A
                                          -----------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                           ENDED MAY                    FOR THE YEARS ENDED NOVEMBER 30,
                                            31, 1998     --------------------------------------------------------------
                                          (UNAUDITED)       1997         1996         1995         1994         1993
                                          ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period....  $     8.94     $   8.86     $   9.12     $   8.50     $  10.03     $   9.98
                                               -----        -----        -----     ----------   ----------   ----------
Net investment income...................        0.26         0.54         0.55         0.58         0.60         0.67
Net realized and unrealized gains
 (losses) from investments,
 futures and options....................        0.06         0.08        (0.26)        0.62        (1.53)        0.05
                                               -----        -----        -----     ----------   ----------   ----------
Net increase (decrease) from investment
 operations.............................        0.32         0.62         0.29         1.20        (0.93)        0.72
                                               -----        -----        -----     ----------   ----------   ----------
Dividends from net investment income....       (0.26)       (0.54)       (0.55)       (0.58)       (0.60)       (0.67)
                                               -----        -----        -----     ----------   ----------   ----------
Net asset value, end of period..........  $     9.00     $   8.94     $   8.86     $   9.12     $   8.50     $  10.03
                                               -----        -----        -----     ----------   ----------   ----------
                                               -----        -----        -----     ----------   ----------   ----------
Total investment return(1)..............        3.59%        7.27%        3.39%       14.70%       (9.62)%       7.38%
                                               -----        -----        -----     ----------   ----------   ----------
                                               -----        -----        -----     ----------   ----------   ----------
Ratios/Supplemental data:
Net assets, end of period (000's).......    $280,853       $291,470     $343,836     $430,285     $428,722     $648,923
Expenses to average net assets..........        1.02%*       0.94%        0.94%        1.03%(2)     0.95%        0.91%
Net investment income to average net
 assets.................................        5.75%*       6.15%        6.24%        6.65%(2)     6.48%        6.60%
Portfolio turnover rate.................         184%         322%         359%         206%         358%          83%

-----------------

*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.03%.

                                              CLASS B
           -----------------------------------------------------------------------------
             FOR THE
            SIX MONTHS
            ENDED MAY                    FOR THE YEARS ENDED NOVEMBER 30,
             31, 1998     --------------------------------------------------------------
           (UNAUDITED)       1997         1996         1995         1994         1993
           ------------   ----------   ----------   ----------   ----------   ----------
           $     8.94     $   8.87     $   9.12     $   8.50     $  10.03     $   9.98
                -----        -----        -----     ----------   ----------   ----------
                 0.22         0.47         0.48         0.51         0.53         0.60
                 0.06         0.07        (0.25)        0.63        (1.53)        0.05
                -----        -----        -----     ----------   ----------   ----------
                 0.28         0.54         0.23         1.14        (1.00)        0.65
                -----        -----        -----     ----------   ----------   ----------
                (0.22)       (0.47)       (0.48)       (0.52)       (0.53)       (0.60)
                -----        -----        -----     ----------   ----------   ----------
           $     9.00     $   8.94     $   8.87     $   9.12     $   8.50     $  10.03
                -----        -----        -----     ----------   ----------   ----------
                -----        -----        -----     ----------   ----------   ----------
                 3.18%        6.34%        2.72%       13.81%      (10.31)%       6.57%
                -----        -----        -----     ----------   ----------   ----------
                -----        -----        -----     ----------   ----------   ----------
              $27,699        $42,097      $61,873      $82,469      $99,581     $161,158
                 1.80%*       1.69%        1.70%        1.81%(2)     1.72%        1.66%
                 4.96%*       5.40%        5.47%        5.88%(2)     5.71%        5.79%
                  184%         322%         359%         206%         358%          83%

                                              CLASS C
           -----------------------------------------------------------------------------
             FOR THE
            SIX MONTHS
            ENDED MAY                    FOR THE YEARS ENDED NOVEMBER 30,
             31, 1998     --------------------------------------------------------------
           (UNAUDITED)       1997         1996         1995         1994         1993
           ------------   ----------   ----------   ----------   ----------   ----------
           $     8.93     $   8.86     $   9.11     $   8.49     $  10.02     $   9.98
                -----        -----        -----     ----------   ----------   ----------
                 0.23         0.49         0.50         0.53         0.55         0.62
                 0.06         0.07        (0.25)        0.63        (1.53)        0.04
                -----        -----        -----     ----------   ----------   ----------
                 0.29         0.56         0.25         1.16        (0.98)        0.66
                -----        -----        -----     ----------   ----------   ----------
                (0.23)       (0.49)       (0.50)       (0.54)       (0.55)       (0.62)
                -----        -----        -----     ----------   ----------   ----------
           $     8.99     $   8.93     $   8.86     $   9.11     $   8.49     $  10.02
                -----        -----        -----     ----------   ----------   ----------
                -----        -----        -----     ----------   ----------   ----------
                 3.33%        6.62%        2.98%       14.12%      (10.08)%       6.75%
                -----        -----        -----     ----------   ----------   ----------
                -----        -----        -----     ----------   ----------   ----------
              $25,173        $28,132      $37,754      $53,832      $68,400     $143,473
                 1.52%*       1.44%        1.45%        1.55%(2)     1.45%        1.40%
                 5.24%*       5.66%        5.74%        6.17%(2)     5.99%        6.08%
                  184%         322%         359%         206%         358%          83%

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS Y
                                            -------------------------------------------------------------------------
                                              FOR THE
                                             SIX MONTHS
                                             ENDED MAY                   FOR THE YEARS ENDED NOVEMBER 30,
                                              31, 1998       --------------------------------------------------------
                                            (UNAUDITED)        1997        1996        1995        1994        1993
                                            ------------     --------    --------    --------    --------    --------
Net asset value, beginning of period....    $     8.93       $   8.86    $   9.11    $   8.49    $  10.02    $   9.97
                                                 -----       --------    --------    --------    --------    --------
Net investment income...................          0.27           0.56        0.57        0.61        0.62        0.70
Net realized and unrealized gains
 (losses) from investments,
 futures and options....................          0.06           0.07       (0.25)       0.62       (1.53)       0.05
                                                 -----       --------    --------    --------    --------    --------
Net increase (decrease) from investment
 operations.............................          0.33           0.63        0.32        1.23       (0.91)       0.75
                                                 -----       --------    --------    --------    --------    --------
Dividends from net investment income....         (0.27)         (0.56)      (0.57)      (0.61)      (0.62)      (0.70)
                                                 -----       --------    --------    --------    --------    --------
Net asset value, end of period..........    $     8.99       $   8.93    $   8.86    $   9.11    $   8.49    $  10.02
                                                 -----       --------    --------    --------    --------    --------
                                                 -----       --------    --------    --------    --------    --------
Total investment return(1)..............          3.74%          7.43%       3.81%      15.06%      (9.37)%      7.69%
                                                 -----       --------    --------    --------    --------    --------
                                                 -----       --------    --------    --------    --------    --------
Ratios/Supplemental data:
Net assets, end of period (000's).......       $10,343         $6,816      $6,495      $7,957      $4,955      $6,232
Expenses to average net assets..........          0.71%*         0.67%       0.64%       0.71%(2)     0.65%      0.62%
Net investment income to average net
 assets.................................          6.05%*         6.41%       6.53%       6.96%(2)     6.76%      6.87%
Portfolio turnover rate.................           184%           322%        359%        206%        358%         83%

-----------------

*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.03%.

                 (This page has been left blank intentionally.)

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                          ----------------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS                                                           FOR THE
                                             ENDED                                                               PERIOD
                                            MAY 31,              FOR THE YEARS ENDED NOVEMBER 30,             MAY 3, 1993#
                                              1998       ------------------------------------------------   TO NOVEMBER 30,
                                          (UNAUDITED)        1997         1996        1995        1994            1993
                                          ------------   ------------   ---------   ---------   ---------   ----------------
Net asset value, beginning of period....     $ 2.37         $ 2.35      $   2.34    $   2.25    $   2.48         $ 2.50
                                              -----          -----      ---------   ---------   ---------         -----
Net investment income...................       0.05           0.13          0.14        0.13        0.12           0.07
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................       0.01           0.02          0.01        0.09       (0.29)         (0.02)
                                              -----          -----      ---------   ---------   ---------         -----
Net increase (decrease) in net asset
 value from operations..................       0.06           0.15          0.15        0.22       (0.17)         (0.05)
                                              -----          -----      ---------   ---------   ---------         -----
Dividends from net investment income....      (0.05)         (0.13)        (0.14)      (0.13)      (0.12)         (0.07)
                                              -----          -----      ---------   ---------   ---------         -----
Contribution to capital from adviser....     --             --             --          --           0.06        --
                                              -----          -----      ---------   ---------   ---------         -----
Net asset value, end of period..........     $ 2.38         $ 2.37      $   2.35    $   2.34    $   2.25         $ 2.48
                                              -----          -----      ---------   ---------   ---------         -----
                                              -----          -----      ---------   ---------   ---------         -----
Total investment return(1)..............       3.18%          6.67%         6.46%      10.25%      (4.50)%**        1.88%
                                              -----          -----      ---------   ---------   ---------         -----
                                              -----          -----      ---------   ---------   ---------         -----
Ratios/Supplemental data:
Net assets, end of period (000's).......    $55,377           $33,648     $71,216    $127,961    $158,712      $551,243
Expenses to average net assets(2).......       1.22%*+        1.04%         1.21%       1.15%       0.84%          0.81%*
Net investment income to average net
 assets(2)..............................       5.43%*+        5.72%         5.84%       5.89%       5.16%          4.85%*
Portfolio turnover rate.................        157%           359%          210%        242%        246%            97%

---------------

#  Commencement of issuance of shares

*  Annualized

** Net of $0.06 contribution of capital from adviser. If such contribution had not been made the total investment returns would have been (7.02)% for Class A, (7.74)% for Class B and (7.50%) for Class C.

+ Includes 0.22% of interest expense related to the reverse repurchase agreement entered into during the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

(2) During the year ended November 30, 1994 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 0.88% and 5.12% for Class A, 1.66% and 4.35% for Class B, and 1.39% and 4.61% for Class C.

                                                                                    CLASS B
                                            ----------------------------------------------------------------------------------------
                                                FOR THE
                                              SIX MONTHS                                                                 FOR THE
                                                 ENDED                                                                   PERIOD
                                                MAY 31,                 FOR THE YEARS ENDED NOVEMBER 30,              MAY 3, 1993#
                                                 1998           ------------------------------------------------     TO NOVEMBER 30,
                                              (UNAUDITED)         1997         1996         1995         1994             1993
                                            ---------------     --------     --------     --------     ---------     ---------------
Net asset value, beginning of period....        $   2.37        $ 2.35       $ 2.34       $ 2.25       $  2.48       $     2.50
                                                   -----        --------     --------     --------     ---------          -----
Net investment income...................            0.05          0.11         0.12         0.11          0.10             0.06
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................            0.01          0.02         0.01         0.09         (0.29)           (0.02)
                                                   -----        --------     --------     --------     ---------          -----
Net increase (decrease) in net asset
 value from operations..................            0.06          0.13         0.13         0.20         (0.19)            0.04
                                                   -----        --------     --------     --------     ---------          -----
Dividends from net investment income....           (0.05)        (0.11)       (0.12)       (0.11)        (0.10)           (0.06)
                                                   -----        --------     --------     --------     ---------          -----
Contribution to capital from adviser....         --               --           --           --            0.06           --
                                                   -----        --------     --------     --------     ---------          -----
Net asset value, end of period..........        $   2.38        $ 2.37       $ 2.35       $ 2.34       $  2.25       $     2.48
                                                   -----        --------     --------     --------     ---------          -----
                                                   -----        --------     --------     --------     ---------          -----
Total investment return(1)..............            2.77%         5.81%        5.60%        9.30%        (5.24)%**         1.47%
                                                   -----        --------     --------     --------     ---------          -----
                                                   -----        --------     --------     --------     ---------          -----
Ratios/Supplemental data:
Net assets, end of period (000's).......          $7,358          $6,949       $7,716       $9,147       $13,382        $31,706
Expenses to average net assets..........            2.03%*+       1.87%        2.03%        2.02%         1.62%            1.62%*
Net investment income to average net
 assets.................................            4.65%*+       4.80%        4.99%        5.03%         4.40%            4.31%*
Portfolio turnover rate.................             157%          359%         210%         242%          246%              97%

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                                FOR THE                                                            FOR THE
                                              SIX MONTHS                                                            PERIOD
                                                 ENDED                                                           MAY 3, 1993#
                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,           TO NOVEMBER
                                                 1998         ------------------------------------------------       30,
                                              (UNAUDITED)       1997         1996         1995         1994          1993
                                            ---------------   ---------   ----------   ----------   ----------   ------------
Net asset value, beginning of period....        $   2.37      $  2.35     $   2.34     $   2.25     $   2.47     $     2.50
                                                   -----      ---------      -----        -----        -----          -----
Net investment income...................            0.05         0.12         0.12         0.12         0.11           0.06
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................            0.01         0.02         0.01         0.09        (0.28)         (0.03)
                                                   -----      ---------      -----        -----        -----          -----
Net increase (decrease) in net asset
 value from operations..................            0.06         0.14         0.13         0.21        (0.17)          0.03
                                                   -----      ---------      -----        -----        -----          -----
Dividends from net investment income....           (0.05)       (0.12)       (0.12)       (0.12)       (0.11)         (0.06)
                                                   -----      ---------      -----        -----        -----          -----
Contribution to capital from adviser....         --             --           --           --            0.06         --
                                                   -----      ---------      -----        -----        -----          -----
Net asset value, end of period..........        $   2.38      $  2.37     $   2.35     $   2.34     $   2.25     $     2.47
                                                   -----      ---------      -----        -----        -----          -----
                                                   -----      ---------      -----        -----        -----          -----
Total investment return(1)..............            2.88%        6.05%        5.82%        9.60%       (4.99)%**       1.20%
                                                   -----      ---------      -----        -----        -----          -----
                                                   -----      ---------      -----        -----        -----          -----
Ratios/Supplemental data:
Net assets, end of period (000's).......         $82,796        $91,700     $123,203     $180,169     $296,182   $1,186,181
Expenses to average net assets..........            1.83%*+      1.64%        1.80%        1.75%        1.36%          1.35%*
Net investment income to average net
 assets.................................            4.86%*+      5.05%        5.22%        5.31%        4.65%          4.52%*
Portfolio turnover rate.................             157%         359%         210%         242%         246%            97%

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  CLASS Y
                                          -------------------------------------------------------
                                            FOR THE                                  FOR THE
                                           SIX MONTHS           FOR THE               PERIOD
                                             ENDED            YEARS ENDED          OCTOBER 20,
                                            MAY 31,          NOVEMBER 30,             1995#
                                              1998       ---------------------   TO NOVEMBER 30,
                                          (UNAUDITED)      1997        1996            1995
                                          ------------   ---------   ---------   ----------------
Net asset value, beginning of period....  $     2.37     $    2.35   $    2.34   $     2.33
                                               -----     ---------   ---------        -----
Net investment income...................        0.06          0.14        0.14         0.01
Net realized and unrealized gains
  (losses) from investments, futures and
  options...............................        0.01          0.02        0.01         0.01
                                               -----     ---------   ---------        -----
Net increase (decrease) in net asset
  value from operations.................        0.07          0.16        0.15         0.02
                                               -----     ---------   ---------        -----
Dividends from net investment income....       (0.06)        (0.14)      (0.14)       (0.01)
                                               -----     ---------   ---------        -----
Contribution to capital from adviser....      --            --          --           --
                                               -----     ---------   ---------        -----
Net asset value, end of period..........  $     2.38     $    2.37   $    2.35   $     2.34
                                               -----     ---------   ---------        -----
                                               -----     ---------   ---------        -----
Total investment return(1)..............        3.29%         6.87%       6.64%        0.83%
                                               -----     ---------   ---------        -----
                                               -----     ---------   ---------        -----
Ratios/Supplemental data:
Net assets, end of period (000's).......      $2,556     $     352   $     333   $      321
Expenses to average net assets..........        0.97%*+       0.86%       0.99%        0.99%*
Net investment income to average net
  assets................................        5.62%*+       5.82%       6.00%        5.87%*
Portfolio turnover rate.................         157%          359%        210%         242%

---------------

#  Commencement of issuance of shares

*  Annualized

+ Includes 0.22% of interest expense related to the reverse repurchase agreement transaction entered into during the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment return for periods less than one year has not been annualized.

                 (This page has been left blank intentionally.)

PAINEWEBBER INVESTMENT GRADE INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            MAY 31,                   FOR THE YEARS ENDED NOVEMBER 30,
                                              1998       -----------------------------------------------------------
                                          (UNAUDITED)       1997         1996        1995        1994        1993
                                          ------------   -----------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $    10.85     $  10.59      $  10.68    $   9.67    $  11.08    $  10.38
                                              ------     -----------   ---------   ---------   ---------   ---------
Net investment income...................        0.36         0.74          0.73        0.76        0.77        0.79
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................        0.12         0.26         (0.09)       1.01       (1.41)       0.70
                                              ------     -----------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................        0.48         1.00          0.64        1.77       (0.64)       1.49
                                              ------     -----------   ---------   ---------   ---------   ---------
Dividends from net investment income....       (0.36)       (0.74)        (0.73)      (0.76)      (0.77)      (0.79)
                                              ------     -----------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $    10.97     $  10.85      $  10.59    $  10.68    $   9.67    $  11.08
                                              ------     -----------   ---------   ---------   ---------   ---------
                                              ------     -----------   ---------   ---------   ---------   ---------
Total investment return(1)..............        4.53%        9.88%         6.33%      18.95%      (5.99)%     14.77%
                                              ------     -----------   ---------   ---------   ---------   ---------
                                              ------     -----------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $218,888      $212,472    $229,117    $258,898    $271,553    $204,418
Expenses to average net assets..........        0.96%*       1.03%         0.94%       0.95%       0.97%       0.96%
Net investment income to average net
 assets.................................        6.66%*       7.07%         7.02%       7.42%       7.50%       7.24%
Portfolio turnover rate.................          73%         109%          115%        149%        142%         27%

---------------

+  Commencement of issuance of shares.

*  Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for class A, B and C would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

                                                                          CLASS B
                                          ------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            MAY 31,                  FOR THE YEARS ENDED NOVEMBER 30,
                                              1998       ---------------------------------------------------------
                                          (UNAUDITED)      1997        1996        1995        1994        1993
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $    10.85     $  10.58    $  10.67    $   9.67    $  11.07    $  10.38
                                              ------     ---------   ---------   ---------   ---------   ---------
Net investment income...................        0.32         0.66        0.65        0.68        0.69        0.71
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................        0.12         0.27       (0.09)       1.00       (1.40)       0.69
                                              ------     ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................        0.44         0.93        0.56        1.68       (0.71)       1.40
                                              ------     ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....       (0.32)       (0.66)      (0.65)      (0.68)      (0.69)      (0.71)
                                              ------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $    10.97     $  10.85    $  10.58    $  10.67    $   9.67    $  11.07
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............        4.14%        9.17%       5.54%      17.97%      (6.60)%     13.81%
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $40,316       $44,829     $58,364     $71,372     $69,359     $52,301
Expenses to average net assets..........        1.71%*       1.78%       1.68%       1.70%       1.72%       1.70%
Net investment income to average net
 assets.................................        5.89%*       6.31%       6.27%       6.67%       6.73%       6.40%
Portfolio turnover rate.................          73%         109%        115%        149%        142%         27%

                                                                          CLASS C                                       CLASS Y
                                          ------------------------------------------------------------------------   --------------
                                            FOR THE                                                                  FOR THE PERIOD
                                           SIX MONTHS                                                                 FEBRUARY 20,
                                             ENDED                                                                        1998
                                            MAY 31,                  FOR THE YEARS ENDED NOVEMBER 30,                   THROUGH
                                              1998       ---------------------------------------------------------      MAY 31,
                                          (UNAUDITED)      1997        1996        1995        1994        1993          1998+
                                          ------------   ---------   ---------   ---------   ---------   ---------   --------------
Net asset value, beginning of period....  $    10.85     $  10.59    $  10.68    $   9.67    $  11.08    $  10.38    $    10.97
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
Net investment income...................        0.34         0.69        0.68        0.70        0.72        0.74          0.21
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................        0.12         0.26       (0.09)       1.01       (1.41)       0.70          0.01
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
Net increase (decrease) from investment
 operations.............................        0.46         0.95        0.59        1.71       (0.69)       1.44          0.22
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
Dividends from net investment income....       (0.34)       (0.69)      (0.68)      (0.70)      (0.72)      (0.74)        (0.21)
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
Net asset value, end of period..........  $    10.97     $  10.85    $  10.59    $  10.68    $   9.67    $  11.08    $    10.98
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
Total investment return(1)..............        4.28%        9.34%       5.80%      18.37%      (6.40)%     14.21%         1.57%
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
                                              ------     ---------   ---------   ---------   ---------   ---------       ------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $30,394       $29,204     $32,337     $39,150     $45,473     $47,527   $    1,294
Expenses to average net assets..........        1.45%*       1.53%       1.44%       1.45%       1.45%       1.44%         0.61%*
Net investment income to average net
 assets.................................        6.16%*       6.57%       6.51%       6.95%       6.99%       6.61%         6.82%*
Portfolio turnover rate.................          73%         109%        115%        149%        142%         27%           73%

PAINEWEBBER HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         CLASS A
                                          ---------------------------------------------------------------------
                                           FOR THE
                                             SIX
                                           MONTHS
                                            ENDED
                                           MAY 31,                FOR THE YEARS ENDED NOVEMBER 30,
                                            1998      ---------------------------------------------------------
                                          (UNAUDITED)   1997        1996        1995        1994        1993
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $   7.63    $   7.35    $   6.96    $   7.14    $   8.73    $   7.92
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net invesment income....................      0.33        0.69        0.72        0.79        0.86        0.89
Net realized and unrealized gain
 (losses) from investments..............      0.16        0.27        0.37       (0.17)      (1.59)       0.83
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................      0.49        0.96        1.09        0.62       (0.73)       1.72
                                          ---------   ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....     (0.32)      (0.68)      (0.70)      (0.80)      (0.86)      (0.91)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $   7.80    $   7.63    $   7.35    $   6.96    $   7.14    $   8.73
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............      6.51%      13.59%      16.55%       9.01%      (9.20)%     22.89%
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental data:
Net assets, end of period (000's).......   $279,252    $272,325    $243,564    $248,619    $268,397    $360,281
Expenses to average net assets..........      0.92%*      0.98%       0.96%       0.93%       0.91%       0.93%
Net investment income to average net
 assets.................................      8.62%*      9.21%      10.10%      11.17%      10.43%      10.61%
Portfolio turnover rate.................        89%        160%        142%         94%        156%        182%

---------------

*  Annualized

+  Commencement of issuance of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower for class A, B and C if sales charges were included. Total investment return for periods of less than one year has not been annualized.

                                                                          CLASS B
                                          ------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED                   FOR THE YEARS ENDED NOVEMBER 30,
                                          MAY 31, 1998   ---------------------------------------------------------
                                          (UNAUDITED)      1997        1996        1995        1994        1993
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $     7.63     $   7.35    $   6.95    $   7.14    $   8.72    $   7.91
                                              ------     ---------   ---------   ---------   ---------   ---------
Net invesment income....................        0.30         0.63        0.66        0.74        0.80        0.83
Net realized and unrealized gain
 (losses) from investments..............        0.16         0.27        0.39       (0.18)      (1.58)       0.82
                                              ------     ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................        0.46         0.90        1.05        0.56       (0.78)       1.65
                                              ------     ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....       (0.29)       (0.62)      (0.65)      (0.75)      (0.80)      (0.84)
                                              ------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $     7.80     $   7.63    $   7.35    $   6.95    $   7.14    $   8.72
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............        6.12%       12.76%      15.86%       8.05%      (9.77)%     21.89%
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental data:
Net assets, end of period (000's).......      $235,075    $236,656    $215,492    $212,946    $235,480    $286,525
Expenses to average net assets..........        1.67%*       1.73%       1.71%       1.68%       1.64%       1.66%
Net investment income to average net
 assets.................................        7.86%*       8.45%       9.34%      10.42%       9.66%       9.69%
Portfolio turnover rate.................          89%         160%        142%         94%        156%        182%

                                                                                                                       CLASS Y
                                                                                                                     ------------
                                                                          CLASS C                                      FOR THE
                                          ------------------------------------------------------------------------      PERIOD
                                            FOR THE                                                                  FEBRUARY 20,
                                           SIX MONTHS                                                                   1998+
                                             ENDED                   FOR THE YEARS ENDED NOVEMBER 30,                  THROUGH
                                          MAY 31, 1998   ---------------------------------------------------------   MAY 31, 1998
                                          (UNAUDITED)      1997        1996        1995        1994        1993      (UNAUDITED)
                                          ------------   ---------   ---------   ---------   ---------   ---------   ------------
Net asset value, beginning of period....  $     7.64     $   7.36    $   6.97    $   7.15    $   8.74    $   7.92    $     7.79
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
Net invesment income....................        0.31         0.65        0.68        0.76        0.82        0.85          0.19
Net realized and unrealized gain
 (losses) from investments..............        0.16         0.27        0.38       (0.18)      (1.59)       0.82         (0.01)
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
Net increase (decrease) from investment
 operations.............................        0.47         0.92        1.06        0.58       (0.77)       1.67          0.18
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
Dividends from net investment income....       (0.30)       (0.64)      (0.67)      (0.76)      (0.82)      (0.85)        (0.18)
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
Net asset value, end of period..........  $     7.81     $   7.64    $   7.36    $   6.97    $   7.15    $   8.74    $     7.79
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
Total investment return(1)..............        6.24%       13.03%      15.96%       8.45%      (9.62)%     22.19%         1.96%
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
                                              ------     ---------   ---------   ---------   ---------   ---------        -----
Ratios/Supplemental data:
Net assets, end of period (000's).......      $124,454    $115,757     $94,445    $103,911    $115,196    $176,161       $1,863
Expenses to average net assets..........        1.42%*       1.48%       1.47%       1.44%       1.38%       1.39%         0.64%*
Net investment income to average net
 assets.................................        8.11%*       8.66%       9.60%      10.63%       9.91%       9.81%         8.66%*
Portfolio turnover rate.................          89%         160%        142%         94%        156%        182%           89%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Victoria E. Schonfeld
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Julieanna Berry
VICE PRESIDENT

James F. Keegan
VICE PRESIDENT

Thomas J. Libassi
VICE PRESIDENT

Nirmal Singh
VICE PRESIDENT

Craig M. Varrelman
VICE PRESIDENT

Dennis McCauley
VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


SUB-INVESTMENT ADVISER

(PaineWebber Low Duration U.S. Government Income Fund)

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660


A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM.
READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

-----
-----

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                           -C-1998 PaineWebber Incorporated
                                     Member SIPC






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MAY 31, 1998